EXCEL CHOICE VARIABLE UNIVERSAL LIFE

          Supplement dated January 4, 2006
          to the Prospectus dated May 2005

The section entitled GENERAL INFORMATION ABOUT UNION
CENTRAL, THE SEPARATE ACCOUNT AND THE PORTFOLIOS on page
CLA-11 is amended as follows:

The subsection entitled THE UNION CENTRAL LIFE INSURANCE
COMPANY is deleted and replaced with the following:

"The Union Central Life Insurance Company is an Ohio company, organized in 1867 under the laws of Ohio. We are primarily engaged in the sale of life and disability insurance and annuities and are currently licensed to operate in all states and the District of Columbia. The policy is issued by Union Central.

On January 1, 2006, The Union Central Life Insurance Company, an Ohio mutual life insurance company, converted to an Ohio stock life insurance subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect subsidiary of UNIFI Mutual Holding Company."

                    PROSPECTUS

Individual Flexible Premium Variable Universal Life Insurance
Policies


      THE UNION CENTRAL LIFE INSURANCE COMPANY

               CARILLON LIFE ACCOUNT


Home Office:
1876 Waycross Road
Cincinnati, Ohio  45240
Telephone: 1-800-319-6902

This Prospectus describes an individual flexible premium variable universal life insurance policy offered by The Union Central Life Insurance Company called Excel Choice. Under this policy, we insure the life of the person you specify, and give you flexibility in the death benefit, and amount and timing of your premium payments. With this flexibility, you can provide for your changing insurance needs under a single policy.

You can allocate net premiums to one or more variable account investment options in the variable account, to the guaranteed account, or to both. This Prospectus generally describes the variable account.

We will deposit the net premiums you allocate to the variable account in subaccounts of the Carillon Life Account according to your instructions. We invest the assets of each subaccount in a corresponding portfolio of one of the following fund families:


o AIM Variable Insurance Funds
o The Alger American Fund
o American Century Variable Portfolios, Inc.
o Franklin Templeton Variable Insurance Products Trust
o MFS Variable Insurance Trust
o Neuberger Berman Advisers Management Trust
o Oppenheimer Variable Account Funds
o Scudder Variable Series I
o Seligman Portfolios, Inc.
o Summit Mutual Funds, Inc.
o The Universal Institutional Funds, Inc.


To learn more about the portfolios, see their accompanying prospectuses.

AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE RISK THAT YOU COULD LOSE YOUR PREMIUM PAYMENTS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS
ACCURATE OR COMPLETE.  IT IS A CRIMINAL OFFENSE TO STATE
OTHERWISE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY PLACE WHERE IT WOULD BE ILLEGAL TO MAKE IT. WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE IN THIS PROSPECTUS, THE PROSPECTUSES FOR THE PORTFOLIOS, OR RELATED STATEMENTS OF ADDITIONAL INFORMATION.

Please Read This Prospectus Carefully and Retain It for Future
Reference
The Date of this Prospectus is May 1, 2005

                    PROSPECTUS CONTENTS




                   PROSPECTUS CONTENTS
                   -------------------

SUMMARY OF POLICY BENEFITS AND RISKS. . . . . . . . . . . . 5
 Contract Benefits and Risks. . . . . . . . . . . . . . . . 5
 Portfolio Risks. . . . . . . . . . . . . . . . . . . . . . 6
 Fee Tables . . . . . . . . . . . . . . . . . . . . . . . . 7
GENERAL INFORMATION ABOUT UNION CENTRAL, THE SEPARATE
ACCOUNT AND THE PORTFOLIOS. . . . . . . . . . . . . . . . .11
 The Union Central Life Insurance Company . . . . . . . . .11
 Carillon Life Account. . . . . . . . . . . . . . . . . . .12
 The Portfolios . . . . . . . . . . . . . . . . . . . . . .12
GUARANTEED ACCOUNT. . . . . . . . . . . . . . . . . . . . .15
 Minimum Guaranteed and Current Interest Rates. . . . . . .15
 Calculation of Guaranteed Account Value. . . . . . . . . .15
 Transfers from the Guaranteed Account. . . . . . . . . . .15
 Payment Deferral from the Guaranteed Account . . . . . . .15
CHARGES AND DEDUCTIONS. . . . . . . . . . . . . . . . . . .18
 Premium Expense Charge . . . . . . . . . . . . . . . . . .18
 Monthly Deduction. . . . . . . . . . . . . . . . . . . . .19
   Cost of Insurance Charge . . . . . . . . . . . . . . . .19
 Daily Mortality and Expense Risk Charge. . . . . . . . . .21
 Transfer Charge. . . . . . . . . . . . . . . . . . . . . .22
 Surrender Charge . . . . . . . . . . . . . . . . . . . . .22
   Sales Surrender Charge . . . . . . . . . . . . . . . . .22
   Administrative Surrender Charge. . . . . . . . . . . . .23
 Fund Expenses. . . . . . . . . . . . . . . . . . . . . . .23
 Income Tax Charge. . . . . . . . . . . . . . . . . . . . .23
 Special Arrangements . . . . . . . . . . . . . . . . . . .24
CONTRACT DESCRIPTION. . . . . . . . . . . . . . . . . . . .24
 Eligible Purchasers. . . . . . . . . . . . . . . . . . . .25
 Owner Rights . . . . . . . . . . . . . . . . . . . . . . .25
 Net Premium Allocations. . . . . . . . . . . . . . . . . .25
   Allocation Rules . . . . . . . . . . . . . . . . . . . .25
 Transfer Privilege . . . . . . . . . . . . . . . . . . . .26
   Minimum Amount of Transfers. . . . . . . . . . . . . . .26
   Timing of Transfers. . . . . . . . . . . . . . . . . . .26
   Limits on Transfers. . . . . . . . . . . . . . . . . . .26
   Charges for Transfers. . . . . . . . . . . . . . . . . .26
   Methods of Transfers . . . . . . . . . . . . . . . . . .26
   Conversion Right . . . . . . . . . . . . . . . . . . . .27
   Excessive Trading. . . . . . . . . . . . . . . . . . . .27
 Selecting and Changing the Beneficiary . . . . . . . . . .29
 Limits on Rights to Contest the Policy . . . . . . . . . .29
   Incontestability . . . . . . . . . . . . . . . . . . . .29
   Suicide Exclusion. . . . . . . . . . . . . . . . . . . .29
 Supplemental and/or Rider Benefits . . . . . . . . . . . .30
 Changes in the Policy or Benefits. . . . . . . . . . . . .31
 Participating. . . . . . . . . . . . . . . . . . . . . . .32
PURCHASING YOUR POLICY. . . . . . . . . . . . . . . . . . .32
 Applying for a Policy. . . . . . . . . . . . . . . . . . .32
 Free Look Right to Cancel the Policy . . . . . . . . . . .32
PREMIUMS. . . . . . . . . . . . . . . . . . . . . . . . . .33
   Planned Periodic Premiums. . . . . . . . . . . . . . . .33
   Minimum No Lapse Period. . . . . . . . . . . . . . . . .34
   Premium Payments Upon Increase in Specified Amount . . .34
   Grace Period . . . . . . . . . . . . . . . . . . . . . .34
 Crediting Net Premiums . . . . . . . . . . . . . . . . . .35
 Dollar Cost Averaging Plan . . . . . . . . . . . . . . . .35
 Portfolio Rebalancing Plan . . . . . . . . . . . . . . . .35
 Earnings Sweep Plan. . . . . . . . . . . . . . . . . . . .36
POLICY VALUES . . . . . . . . . . . . . . . . . . . . . . .36
 Determining Account Value. . . . . . . . . . . . . . . . .36
   Subaccount Values. . . . . . . . . . . . . . . . . . . .36
   Determinination of Unit Value. . . . . . . . . . . . . .37
   Net Investment Factor. . . . . . . . . . . . . . . . . .37
   Guaranteed Account . . . . . . . . . . . . . . . . . . .38
   Loan Account . . . . . . . . . . . . . . . . . . . . . .38
 Cash Value . . . . . . . . . . . . . . . . . . . . . . . .38
 Cash Surrender Value . . . . . . . . . . . . . . . . . . .38
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT . . . . . . .38
 Amount of Death Benefit Proceeds . . . . . . . . . . . . .38
 Death Benefit Options. . . . . . . . . . . . . . . . . . .38
 Enhanced Death Benefit Option. . . . . . . . . . . . . . .39
 Use of Accounting Benefit Rider and Supplemental
    Coverage Rider. . . . . . . . . . . . . . . . . . . . .40
   Accounting Benefit Rider . . . . . . . . . . . . . . . .40
   Supplemental Coverage Rider. . . . . . . . . . . . . . .40
 Changes in Death Benefit Option. . . . . . . . . . . . . .41
 Changes in Specified Amount. . . . . . . . . . . . . . . .42
 When Proceeds Are Paid . . . . . . . . . . . . . . . . . .42
 Payment Options. . . . . . . . . . . . . . . . . . . . . .43
CASH BENEFITS . . . . . . . . . . . . . . . . . . . . . . .43
 Loans. . . . . . . . . . . . . . . . . . . . . . . . . . .43
   Interest . . . . . . . . . . . . . . . . . . . . . . . .43
   Policy Debt. . . . . . . . . . . . . . . . . . . . . . .43
   Loan Collateral. . . . . . . . . . . . . . . . . . . . .43
   Loan Repayment; Effect if Not Repaid . . . . . . . . . .44
   Effect of Policy Loan. . . . . . . . . . . . . . . . . .44
 Surrendering the Policy for Cash Surrender Value . . . . .45
 Partial Cash Surrenders. . . . . . . . . . . . . . . . . .45
LAPSE AND REINSTATEMENT . . . . . . . . . . . . . . . . . .45
 Lapse. . . . . . . . . . . . . . . . . . . . . ... . . . .45
 Reinstatement. . . . . . . . . . . . . . . . . . . . . . .46
TAX CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . .46
 Introduction . . . . . . . . . . . . . . . . . . . . .. . 46
 Tax Treatment of Policy Benefits . . . . . . . . . . . . .47
   Withholding. . . . . . . . . . . . . . . . . . . . . . .48
   Other Tax Considerations . . . . . . . . . . . . . . . .49
 Possible Charges for Union Central's Taxes . . . . . . . .50
DISTRIBUTION OF THE POLICIES. . . . . . . . . . . . . . . .50
LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . .50
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . .50
APPENDIX A - GLOSSARY OF TERMS. . . . . . . . . . . . . . .51
APPENDIX B - ILLUSTRATIONS. . . . . . . . . . . . . . . . .52
APPENDIX C - DISCLAIMERS. . . . . . . . . . . . . . . . . .65


           STATEMENT OF ADDITIONAL INFORMATION
                   TABLE OF CONTENTS

General Information and History . . . . . . . . . . . 2
Multiple Beneficiaries. . . . . . . . . . . . . . . . 2
Additional Information about Operation of Contracts
   and Carillon Life Account. . . . . . . . . . . . . 2
Reports to Policy Owners. . . . . . . . . . . . . . . 2
Assignment. . . . . . . . . . . . . . . . . . . . . . 2
Distribution of the Policies. . . . . . . . . . . . . 3
Custody of Assets . . . . . . . . . . . . . . . . . . 4
Independent Registered Public Accounting Firm . . . . 4

Appendix A (Guideline Premium and Cash Value
            Accumulation Test Factors). . . . . . . A-1
Appendix B (Enhanced Death Benefit Option Tables) . B-1
Appendices C and D (Financial Statements of CLA
                    and of Union Central) . . . . . C-1

          SUMMARY OF POLICY BENEFITS AND RISKS

PLEASE READ THIS SUMMARY. THERE ARE MORE DETAILED EXPLANATIONS OF THESE TOPICS IN THE SECTIONS IDENTIFIED IN THE TABLE OF CONTENTS ABOVE. UNLESS WE INDICATE OTHERWISE, IN DESCRIBING YOUR POLICY IN THIS PROSPECTUS, WE ASSUME THAT YOUR POLICY IS IN FORCE AND THAT YOU HAVE NO OUTSTANDING POLICY DEBT.

We designed your policy to be a long-term investment that provides insurance benefits. You should evaluate your policy based on your need for insurance, and your policy's long-term investment potential. It might not be to your advantage to replace your existing insurance coverage with this policy. If you already have life insurance, it might not be to your advantage to use loan proceeds or withdrawal proceeds from another policy to purchase this policy. Purchasing this policy is not appropriate if you are looking for a short-term investment, and a few of the policy's features might not be suitable for your situation. If you surrender the policy during its early years, you will pay substantial surrender charges.

Contract Benefits and Risks
Your policy offers you many benefits and presents you with certain risks.

Your policy offers you the benefits of:

  o insurance coverage on a person's life; proceeds under the policy can pass free of federal and state income tax at the death of the insured;

  o allocating your net premiums to various investment options that cover a broad spectrum of investment objectives and risk tolerances that may, if and when investment performance is positive, help you increase your account value at a faster rate than you could expect in a fixed life insurance product paying a fixed rate of interest on your net premium payments;

  o reallocating your account value through dollar-cost averaging, portfolio rebalancing, and our earnings sweep plans; these plans do not assure a profit nor protect against an investment loss;

  o choosing among various supplemental riders including a
    term insurance for other insured persons rider, a
    guaranteed death benefit, and a maturity extension
    endorsement that provide additional optional
features.........................................................
..................................................................
..................................................................
...........................................
    (they are described on page 26).

  o our guarantee to keep your policy in force during the first three policy years as long as you meet the minimum monthly premium requirement;

  o obtaining current information about your policy and performing certain functions related to your policy through our Service Central Internet system (which is described on page 32);

  o receiving personalized illustrations in connection with
    the purchase of this policy that reflect your own
    particular circumstances.   These hypothetical
    illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse and the charges and deductions under the policy. They will also help you to compare this policy to other insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value;

  o selecting from two death benefit options available under your policy: a level death benefit ("Option A"), or a death benefit that includes the account value
    ("Option B"); you can change your death benefit option as described on page 48;

  o after the first policy year, borrowing against your policy for up to 90% of your account value in the variable account and 100% of your account value in the guaranteed account; if you do, we will transfer an amount equal to the loan from the variable account and the guaranteed account to the loan account as collateral for the loan; we will charge interest on the loan and will credit interest on amounts in the loan account;

  o taking a full or partial cash surrender of at least
    $500 from your policy at any time before the insured's
     death;  and
  o deciding how we pay proceeds under the policy; we may pay cash surrender value and the death benefit proceeds as a lump sum or under one of our payment options.

Buying your policy also exposes you to the risk that:

  o you may want to take cash value out of your policy by taking a partial surrender or a loan from your policy during the early policy years when your cash surrender value is likely to be too low to permit you to do so;

  o we do not guarantee any minimum cash surrender value;

  o if the value of your policy can no longer cover the policy's monthly charges and any loan interest due, your policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce your account value to too low an amount and/or if the investment experience of your selected subaccounts is unfavorable, then your policy could terminate. In that case, you will have a 61-day grace period to make a sufficient payment.
    If you do not make a sufficient payment before the grace period ends, your policy will terminate without value; all rights and benefits under your Policy, including your insurance coverage, will end. If your policy lapses while loans are outstanding, adverse tax consequences may result. After termination, you may reinstate your Policy within five years subject to certain conditions;

  o if your policy lapses, you may find it difficult to replace the life insurance coverage for a similar cost when you are at an older age and possibly in poorer overall health;

  o loans and partial cash surrenders may significantly affect current and future account value, cash surrender value, and death benefit proceeds;

  o we expect that the policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.
    However, due to lack of guidance, there is less certainty in this regard with respect to policies issued on a substandard basis;

  o depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract
    (MEC) under federal tax laws. If this occurs, partial or full cash surrenders, as well as policy loans, will be taxable as ordinary income to the extent there is a gain in the policy. In addition, a 10% penalty tax may be imposed on the gain received from full and partial cash surrenders, and loans. You should consult a qualified tax advisor for assistance in all tax matters involving your policy. There is a further discussion of the tax consequences of your life insurance policy being treated as a modified endowment contract in the Tax Considerations section on page 53;

  o we may not have adequate claims-paying ability to the extent amounts are payable from our guaranteed account at the time the insured person dies or you surrender your policy; and

  o our general liabilities and general account investment performance may hinder our ability to pay an interest rate in excess of the guaranteed account guaranteed interest rate.

Portfolio Risks
Additional information concerning the investment objectives and policies of the portfolios, as well as risks, can be found in the current portfolio prospectuses that accompany this Prospectus. You should read the prospectuses for the portfolios carefully before making any decision about the allocation of your net premiums.

Fee Tables
The following tables describe the fees and expenses that you may pay when buying and owning the policy. If the amount of the charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of an insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the policy, paying premiums, making cash withdrawals from the policy, surrendering the policy, transferring account value among the subaccounts and the guaranteed account, or taking a loan.

                    TRANSACTION FEES

                      When Charge          Guaranteed Maximum          Current Amount
Charge(1)             is Deducted          Amount Deducted             Deducted
------                -----------          ------------------          --------------
Sales Charge          when premiums        4% of premium paid          2% for
Imposed on            are paid             during first 10             policy years
Premiums (Load)                            policy years; 2%
                                           premium paid
                                           thereafter

Premium Taxes        when premiums         2.5% of premium paid        2.0% of premium paid
                     are paid

Sales Surrender      at time of surrender  26.0% of premiums paid      same as guaranteed
Charge (Load)(2)(3)  or lapse until end    up to sales surrender       maximum amount
                     of 15th policy year   premium shown in policy
                                           during the first five
                                           policy years)

Minimum and Maximum  at time of surrender  $0.50 to $7.50 per $1000    same as guaranteed
Administrative       or lapse during the   of base specified amount    maximum amount
Surrender            first 15 policy       (during the first five
Charge(2)(4)         years and 15 years    policy years)
                     following an
                     increase in
                     specified amount

Administrative       at time of surrender  $3.50 per $1000 of          same as guaranteed
Surrender Charge     or lapse during the   specified amount (during    maximum amount
for a 36-year        first 15 policy       the first five policy
old male             years and 15 years    years)
insured (2)          following an
                     increase in
                     specified amount

Transfer Fees        when transfers are    $15 per transfer            $10 per transfer
                     made                                              after the first
                                                                       12 per policy year

Loan Interest        at the end of each    1.50% annually of amount    same as guaranteed
Spread (5)           policy year, or upon  in the loan account         maximum amount
                     death, policy lapse,  during the first ten
                     or surrender, if      policy years;
                     earlier               .25% percent thereafter

(1) We do not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that income taxes will be incurred.

(2) The surrender charge has two components: a sales surrender charge and an administrative surrender charge. The sales surrender premium on which the sales surrender charge is based varies depending on issue age, sex, specified amount, and rate class applicable to the insured. Your maximum sales surrender premium is stated in your policy. The administrative surrender charge component varies based on issue age (or age at the time of an increase in specified amount) and the policy year in which the charge is imposed. The surrender charges shown may not be typical of the charges you will pay. Please see your policy for more information about the surrender charge that applies to you. You may obtain more information about your surrender charge from your agent or by contacting us at 1-800-319-6902.

(3) The sales surrender charge declines based on the policy year to zero after the 15th policy year. The minimum sales surrender premium is $0.65 per $1000 of specified amount for a female, 1-year-old, tobacco insured; the maximum sales surrender premium is $32.00 per $1000 of specified amount for a male, 75-year-old, tobacco insured.

(4) The maximum charge occurs during policy years 1 through 5 and is based on the following characteristics: for issue ages 0 to 9, $0.50 per $1000; for issue ages 10 to 19, $1.50 per $1000; for issue ages 20 to 29, $2.50 per $1000; for issue ages 30 to 39, $3.50 per $1000; for issue ages 40 to 49, $4.50 per $1000; for issue ages 50 to 59, $5.50 per $1000; for issue ages 60 to 69, $6.50 per $1000; and for issue ages over 70, $7.50 per $1000. The rates apply during the first five policy years and then decline monthly to zero at the end of the 15th policy year.

(5) The loan interest spread is the difference between the amount of interest we charge you for a loan (currently 6.50%, guaranteed not to exceed the maximum permitted by law, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 5.00%, guaranteed to be 1.5% lower than the actual charged interest rate during the first ten policy years, and .25% lower than the actual charged interest rate thereafter).


          *                  *                  *

This table describes the fees and expenses that you will pay periodically during the time that you own your policy, not including portfolio fees and expenses.

   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                      When Charge          Guaranteed Maximum          Current Amount
Charge                is Deducted          Amount Deducted             Deducted
------                -----------          ------------------          --------------
Minimum and Maximum  On the policy date,   $.06 per $1000 of risk      $.06 per $1000 of
Charges for Cost of  and each monthly      amount to $83.33 per        risk amount to
Insurance (6)(7)     date thereafter       $1000 of risk amount        $35.91 per $1000
                                                                       of risk amount

Cost of Insurance    On the policy date,   $.15 per $1000 in           $.15 per $1000 of
for the following    and each monthly      risk amount                 risk amount
insured: (6)         date thereafter
male, 36-year-old
standard non-
tobacco, $300,000
specified amount,
Death Benefit
Option A, first
year of policy

Monthly              On the policy date    $25.00 during the           $5.00
Administrative       and each monthly      first policy year;
Charge               date thereafter       $10.00 thereafter

Mortality and        On the policy date    .75% of account value       same as guaranteed
Expense Risk Fees    and each day          on an annual basis in the
                     thereafter            separate account first 10
                                           policy years; .25% of
                                           account value on an annual
                                           basis in the separate
                                           account thereafter

(6) The cost of insurance rate varies based on the insured's issue age (or age at increase of specified amount), sex, rate class, specified amount, and policy year. The cost of insurance charge is calculated based on the risk amount. The current cost of insurance charges may be less than those shown above. Generally, current cost of insurance charges are lower for policies with a specified amount of more than $250,000. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the cost of insurance that applies to you. You may obtain more information about your cost of insurance charge from your agent or by contacting us at 1-800-319-6902.

(7) The minimum charge is based on an insured with the following characteristics: issue age 10, female, non-tobacco; the maximum charge is based on an insured with the following characteristics:
 attained age 99, male, tobacco.

                                                                Guaranteed Maximum
Optional Rider Charges         When Charge is Deducted          Amount Deducted
Minimum and Maximum            On the rider issue date and      $.06 to $83.33 per
Charges for Term Rider for     each monthly date thereafter     $1000 of rider
Other Insured Persons(7)(8)                                     coverage


Term Rider for Other           On the rider issue date and      $.13 per $1000 of
Insured Persons charges        each monthly date thereafter     rider coverage
for the following
insured:(8)
an "other insured person"
who is female, age 36,
standard non tobacco,
$300,000 specified amount
of rider coverage


Minimum and Maximum            On the rider issue date and      $.06 to $.19 per
Charges for Guaranteed         each monthly date thereafter     $1000 of rider
Insurability Option                                             coverage
Rider(9)


Minimum and Maximum
Charge (10)


Guaranteed Insurability        On the rider issue date and      $.19 per $1000 of
Option Rider charges for the   each monthly date thereafter     rider coverage
following insured:(9)
a male, 36 year old insured


Minimum and Maximum Charges    On the rider issue date and      $.02 per $1000 to
for Accidental Death           each monthly date thereafter     $.13 per $1000 of
Benefit Rider(11)(12)                                           rider coverage


Accidental Death Benefit       On the rider issue date and      $.07 per $1000 of
Rider charges for the          each monthly date thereafter     rider coverage
following insured:(11)
a male, 36 year old


Minimum and Maximum Charges    On the rider issue date and      $1.64 to $17.28
for Total Disability Benefit   each monthly date thereafter     per $100 of
Rider--Waiver of Monthly                                        monthly deduction
Deduction (13)(14)                                              waived


Total Disability Benefit       On the rider issue date and      $2.34 per $100 of
Rider--Waiver of Monthly       each monthly date thereafter     monthly deduction
Deduction charges for the                                       waived
following insured:(13)
a male, 36 year old standard
non-tobacco


Minimum and Maximum Charges    On the rider issue date and      $.08 to $8.64 per
for Total Disability Benefit   each monthly date thereafter     $100 of monthly
Rider--Policy Continuation                                      benefit
to Maturity Date Not
Guaranteed(14)(15)


Total Disability Benefit       On the rider issue date and      $1.17 per $100 of
Rider--Policy Continuation     each monthly date thereafter     monthly benefit
to Maturity Date Not
Guaranteed for the
following insured:(15)
a male, 36 year old standard
non-tobacco


Children's Insurance Rider     On the issue date and each       $.48 per $1000 of
                                monthly date thereafter         rider coverage


Enhanced Death Benefit         No charge for electing the
Option Endorsement             enhanced death benefit, but
                               your cost of insurance may
                               increase if you elect it


Guaranteed Death Benefit       No charge
Rider (No Lapse Rider in
Maryland)


Insurance Exchange Rider(16)   No charge


Accelerated Benefit Rider      No charge for the rider, but     The advance and
                               if you request an accelerated    any premiums we
                               benefit, you will be subject to  pay on your behalf
                               the charges described in the     after you get the
                               next column                      advance will be a
                                                                lien on your
                                                                policy and will be
                                                                subject to interest
                                                                charged at the same
                                                                rate as a policy
                                                                loan.  Also, we
                                                                reserve the right
                                                                to charge a 0.5%
                                                                administrative fee
                                                                on the amount advanced.


Scheduled Increase Option      No charge
Rider for the Insured


Cost of Living Rider           No charge
for the Insured


Maturity Extension             No charge
Endorsement


(8) The term rider for other insured persons varies based on the insured's issue age (or age at increase of specified amount), sex, rate class, risk amount, and duration. The term rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the term rider for other insured persons charge that applies to you. You may obtain more information about your term rider charge from your agent or by contacting us at 1-800-319-6902.

(9) The guaranteed insurability option rider varies based on the insured's issue. The guaranteed insurability option rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the guaranteed insurability option rider charge that applies to you. You may obtain more information about your term rider charge from your agent or by contacting us at 1-800-319-6902.

(10) The minimum charge is based on an insured with the following characteristics: issue age 0; the maximum charge is based on an insured with the following characteristics: issue age 37.

(11) The accidental death benefit rider varies based on insured's issue age, sex, and duration. The accidental death benefit rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the accidental death rider charge that applies to you. You may obtain more information about your term rider charge from your agent or by contacting us at 1-800-319-6902.
(
1)2 The minimum charge is based on an insured with the following characteristics: issue age 2, female; the maximum charge is based on an insured with the following characteristics: issue age 69, male.

(13) The total disability benefit rider - waiver of monthly deduction rider varies based on the amount of your policy's monthly deduction. The total disability benefit rider - waiver of monthly deduction charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the total disability benefit rider - waiver of monthly characteristics charge that applies to your Policy. You may obtain more information about your total disability benefit rider --waiver of monthly deduction charge from your agent or by contacting us at 1-800-319-6902.

(14) The minimum charge is based on an insured with the following characteristics: issue age 0, male, tobacco; the maximum charge is based on an insured with the following characteristics: issue age 59, male, tobacco.

(15) The total disability benefit rider - policy continuation to maturity date not guaranteed rider varies based on the monthly disability benefit you select at the time you add the rider to your policy. The total disability benefit rider - policy continuation to maturity date not guaranteed rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the total disability benefit rider - policy continuation to maturity date not guaranteed charge that applies to you. You may obtain more information about your total disability benefit rider - policy continuation to maturity date not guaranteed rider charge from your agent or by contacting us at 1-800-319-6902.

(16) While there is no charge to add this rider, an insurance exchange could result in a cost or credit to the owner, depending both on whether the substitute insured has higher or lower costs of insurance, due to age, sex, and rate class, than the original insured, and on which policy type the owner selects.

*                  *                  *
This table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own your policy. The fees and expenses are for the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher in the future. More detail about each portfolio's fees and expenses is contained in the portfolio's prospectus.


ANNUAL PORTFOLIO OPERATING EXPENSES

                                   Lowest	    Highest
Total Annual Operating Expenses*    0.48%     1.35%

*Expenses that are deducted from portfolio company assets including management fees, distribution and/or service 12b-1 fees, and other expenses

The portfolio expenses used to prepare this table were provided to Union Central by the funds. Union Central has not independently verified such information.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies" on page 58.

        GENERAL INFORMATION ABOUT UNION CENTRAL,
        THE SEPARATE ACCOUNT AND THE PORTFOLIOS


The Union Central Life Insurance Company
Union Central issues the policies. We are a mutual life insurance company organized under the laws of the State of Ohio in 1867. We primarily sell life and disability insurance and annuities and we are currently licensed to do business in all states and the District of Columbia. On or about January 28, 2005, the boards of directors of Union Central and The Ameritas Acacia Companies of Lincoln, Nebraska voted to combine at the mutual holding company level. This transaction is subject to appropriate regulatory approval and the approval of the members and policyholders of both insurance companies.

Carillon Life Account
We established Carillon Life Account (the "separate account") as a separate investment account under Ohio law on July 10, 1995. It supports your policy and may be used to support other variable life insurance policies, and for other purposes permitted by law.


We own the assets in the separate account. The separate account is divided into subaccounts which invest in shares of the portfolios. Income, gains and losses of the separate account reflect the separate account's investment experience and not the investment experience of our other assets. The assets of the separate account may not be charged with liabilities of Union Central other than those arising from the variable life policies.
 We are obligated to pay all benefits provided under your policy.

The Portfolios
Subaccounts of the separate account currently invest in thirty-one designated portfolios of eleven series-type mutual funds, as shown in the chart below.

The investment experience of each subaccount of the separate account depends on the investment performance of its corresponding portfolio. Each portfolio is registered with the SEC under the Investment Company Act of 1940 Act (the"1940 Act") as a series of an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the portfolios. The assets of each portfolio are separate from assets of the others, and each portfolio has different investment objectives and policies. As a result, each portfolio operates as a separate investment fund and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. The investment objective of each portfolio is set forth in the portfolio prospectus.

             CARILLON LIFE ACCOUNT PORTFOLIOS



PORTFOLIOS                       FUND TYPE               INVESTMENT ADVISER
AIM V.I. Capital Appreciation    large cap growth        A I M Advisors, Inc.
Fund, Series I Shares

AIM V.I. Growth Fund,            large cap growth        A I M Advisors, Inc.
Series I Shares

Alger American Leveraged         multi-cap growth        Fred Alger Management, Inc.
AllCap Portfolio, Class O

Alger American MidCap            midcap growth           Fred Alger Management, Inc.
Growth Portfolio, Class O

American Century Investments     large cap value         American Century Investment
VP Income & Growth Fund                                  Management, Inc.

American Century Investments     multi-cap value         American Century
VP Value Fund                                            Investment Management, Inc.

FTVIPT Templeton Foreign         international           Templeton Investment Counsel, LLC
Securities Fund, Class 2         (large cap value)

MFS VIT Emerging Growth Series   multi-cap growth        Massachusetts Financial
                                                         Services Company

MFS VIT High Income Series       high yield              Massachusetts Financial
                                 (junk) bonds            Services Company

MFS VIT Investors Trust Series   large cap core          Massachusetts Financial
                                                         Services Company

MFS VIT New Discovery Series     small cap growth        Massachusetts Financial
                                                         Services Company

MFS VIT Total Return Series      balanced                Massachusetts Financial
                                 (equities and bonds)    Services Company

Neuberger Berman                 large cap value         Neuberger Berman  Management, Inc.
AMT Guardian Portfolio

Oppenheimer Global               global                  OppenheimerFunds, Inc.
Securities Fund/VA               (large cap growth)
(Non-service Shares)

Oppenheimer Main                 large cap core          OppenheimerFunds, Inc.
Street (R) Fund/VA
(Non-service Shares)

Scudder VS I Capital Growth      large cap growth        Deutsche Investment
Portfolio (Class A)                                      Management Americas Inc.

Scudder VS I International       international           Deutsche Investment
Portfolio (Class A)              (large cap core)        Management Americas Inc.

Scudder VS I                     money market            Deutsche Investment
Money Market Portfolio                                   Management Americas Inc.

Seligman Communications and      sector concentration:   J. & W. Seligman & Co.
Information Portfolio            communications,         Incorporated
(Class 2)                        information and
                                 related industries

Seligman Smaller-Cap Value       small cap value         J. & W. Seligman & Co. Incorporated
Portfolio (Class 2)

Summit Pinnacle Balanced         balanced                Summit Investment Partners, Inc.
Index Portfolio                  (equities and bonds)

Summit Pinnacle Bond Portfolio   bond                    Summit Investment Partners, Inc.

Summit Pinnacle EAFE             index: MSCI EAFE        Summit Investment Partners, Inc.
International Index Portfolio    (international)

Summit Pinnacle Lehman           index: Lehman           Summit Investment Partners, Inc.
Aggregate Bond                   Aggregate Bond (bond)
Index Portfolio

Summit Pinnacle Nasdaq-100       index: Nasdaq-100       Summit Investment Partners, Inc.
Index Portfolio                  (large cap growth)

Summit Pinnacle Russell 2000     index: Russell 2000     Summit Investment Partners, Inc.
Small Cap Index Portfolio        (small cap core)

Summit Pinnacle S&P              index: S&P MidCap       Summit Investment Partners, Inc.
MidCap 400 Index Portfolio       400 Index
                                 mid cap core)

Summit Pinnacle S&P 500          index: S&P 500          Summit Investment Partners, Inc.
Index Portfolio                   (large cap core)

Summit Pinnacle                  large cap value         Summit Investment Partners, Inc.
Zenith Portfolio

The Universal Institutional      bond                    Morgan Stanley
Funds, Inc. Core Plus                                    Investment Management Inc.
Fixed Income Portfolio,                                  (doing business in this
Class I                                                  instance as Van Kampen)

The Universal Institutional      Sector                  Morgan Stanley
Funds, Inc. U.S. Real            concentration: REIT     Investment Management Inc.
Estate Portfolio,                                        (doing business in this
Class I                                                  instance as Van Kampen)

There is no assurance that any of the portfolios will achieve their respective stated objectives. In addition, you should know that during extended periods of low interest rates, the yields of the Scudder VS I Money Market Portfolio may also become extremely low and possibly negative.

Distinctions Between the Portfolios and Other Funds from the Same Investment Adviser. The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds with similar names that may be managed by the same investment adviser. These other funds may be sold to the public and may have their performance results reported in the financial press. The investment results of the portfolios, however, are not likely to be reported in the financial press because they are used exclusively for the investment of money from variable insurance products like your policy. The portfolios may have higher or lower investment results than the other publicly-reported funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

Addition, Deletion or Substitution of Investments. We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the separate account or that the separate account may purchase. If the shares of a portfolio are no longer available for investment or if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management company or unit investment trust without owner consent. The substituted portfolio may have different investment objectives, fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. We will not substitute any shares attributable to your policy's interest in the separate account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We may close subaccounts to allocations of premium payments or account value, or both, at any time, in our sole discretion.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specific investment objective.
Subject to applicable law and any required SEC approval, we may in our sole discretion establish new subaccounts or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccount may be made available to existing policy owners on a basis we will determine.

If any of these substitutions or changes are made, we may by appropriate endorsement change the policy to reflect the substitution or other change. If we deem it to be in the policy owners' best interests, and subject to any approvals that may be required under applicable law, the separate account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Union Central separate accounts. We reserve the right to make any changes to the separate account required by the 1940 Act or other applicable law or regulation.

Please note that all of the portfolios described in the portfolio prospectuses may not be available under your policy. Moreover, we cannot guarantee that each portfolio will always be available for your policy, but in the unlikely event that a fund is not available, we will take reasonable steps to secure the availability of a comparable portfolio. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Voting Shares in the Portfolios. Because we are the legal owner of shares held by the subaccounts, we have the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, we will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions received from policy owners with account value in the portfolios (this is sometimes called "pass through voting"). Should the applicable federal securities laws, regulations or interpretations thereof change, we may be permitted to vote shares of the portfolios in our own right, and if so, we may elect to do so.

To obtain your voting instructions, before a meeting we will send you voting instruction material, a voting instruction form and any other related material. We determine the number of shares in each subaccount for which you may give voting instructions by dividing the portion of the your account value in the portfolio by the net asset value of one share of the applicable portfolio. Fractional votes will be counted. The number of votes for which you may give instructions will be determined as of the date established by the manager of the portfolio for determining shareholders eligible to vote at the relevant meeting of the portfolio. If we don't receive timely instructions for shares held by a subaccount, we will vote them in the same proportion as those shares for which we did receive instructions.

We may, if required by state insurance officials, disregard your voting instructions if they would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment advisory agreement or investment adviser of one or more of the portfolios, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard your voting instructions, you will be advised of that action and of the reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                  GUARANTEED ACCOUNT

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE GUARANTEED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

You may allocate some or all of your net premiums and transfer some or all of the variable account to the guaranteed account, which is part of our general account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be at least 4%). The principal, after deductions, is also guaranteed. Our general account assets support our insurance and annuity obligations.

The portion of the account value allocated to the guaranteed account will be credited with interest, as described below. Since the guaranteed account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates
We guarantee that the guaranteed account will accumulate at a minimum effective annual interest rate of 4%. We may credit the guaranteed account with current rates in excess of the minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the guaranteed account will be credited with different current interest rates, based upon the date amounts are allocated into the guaranteed account. We may change the interest rate credited to new deposits at any time. Any interest credited on the amounts in the guaranteed account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the guaranteed account for the monthly deduction, partial cash surrenders, transfers to the subaccounts, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per year.

Calculation of Guaranteed Account Value
The guaranteed account at any time is equal to net premiums allocated or account value transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from the Guaranteed Account
You may not transfer more than 20% of your account value allocated to the guaranteed account on the annual date immediately preceding the date of the transfer, unless the balance after the transfer is less than $25, in which case we will transfer the entire amount.

Payment Deferral from the Guaranteed Account
We reserve the right to defer payment of any partial cash surrender, full surrender, or transfer from the guaranteed account for up to six months from the date of receipt of the notice for the partial or full surrender or transfer. Where required by state law, we will pay interest during the deferral period. However, we will not defer payment of any amounts designated to pay premiums on other policies in force with us.

               CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under your policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits under your policy. For example, the sales charge and sales surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and proceeds from other charges, including the cost of insurance charge and the mortality and expense risk charge, may be used in part to cover such expenses. We may profit from policy charges.

Premium Expense Charge
We deduct a sales charge equal to 2% of premiums paid from each premium payment. We reserve the right to increase the sales charge up to an amount equal to 4% of premiums paid during the first ten policy years; the charge is guaranteed to be no more than 2% thereafter. We use this sales charge to partially reimburse us for some of the expenses incurred in the distribution of the policies.

We also deduct a 2% charge for state and local premium taxes and expenses from each premium payment. We reserve the right to increase the premium tax charge to 2.50% per year. The state and local premium tax charge reimburses us for premium taxes we pay to various states and related administrative costs. The premium tax rates we pay range from 0.75% to 3.50%. The state in which your policy is issued may impose no premium tax, or a premium tax higher or lower than the charge deducted under the policies.

If you make premium payments, either planned or unscheduled, equal to or greater than one million dollars during the first policy year, your policy may qualify for reduced premium expense charges in the year in which the premium is paid. If during the first policy year, you actually make less than one million dollars in premium payments, or you make withdrawals or surrenders from the policy to the extent that less than one million dollars of premium remains in the policy on its first policy anniversary, we reserve the right to increase the first year's premium expense charges to the standard premium expense charge on all premium received during the first policy year, as though those standard charges were made at the time the premium payments were made. This chargeback will not occur if the reduction below one million dollars at the first policy anniversary is due to unfavorable investment performance. Before you deposit premium payments into your policy in order to qualify for the reduced premium expense charges, please consider the tax treatment of heavily-funded life insurance policies, which is explained at "Tax Considerations", page 53.

Monthly Deduction
On each monthly anniversary of your policy date, we will deduct from your account value the monthly deductions due, commencing as of the policy date. The monthly deduction consists of:

    (1) cost of insurance charges ("cost of insurance charge"),

    (2) the monthly administrative charge (the
        "administrative charge"), and

   (3) any charges for supplemental and/or rider benefits ("supplemental and/or rider benefit charges"), as described below.

We deduct the monthly deduction on a pro rata basis from the variable account and from the guaranteed account, based on the percentages of your account value in each investment option, unless you choose to have the monthly deduction taken only from certain subaccounts by using the Monthly Deduction Endorsement.

The Monthly Deduction Endorsement provides you the option of choosing from which investment options the monthly deductions will be taken. If the investment options you choose do not have sufficient funds, the monthly deduction is made pro rata. You can add this endorsement at any time at no cost, and you can change which investment options receive the deductions upon written notice to us.

Cost of Insurance Charge.
This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and varies from policy to policy and from monthly date to monthly date. For any policy, we calculate the cost of insurance on a monthly date by multiplying the current cost of insurance rate for the insured by the risk amount under the policy for that monthly date.

Risk amount = death benefit - account value - monthly deduction
(except the cost of insurance charge)

As shown in the equation above, the risk amount for a monthly date is the difference between the death benefit (see page 46) for a policy (as adjusted to take into account assumed monthly earnings at an annual rate equal to the guaranteed interest rate for the guaranteed account) and the account value, as calculated on that monthly date less any monthly deduction due on that date (except the cost of insurance). The portion of your account value you allocate to a variable investment option will have an effect on the risk amount, reducing it when the underlying investments are performing well and increasing it when the underlying investments are performing poorly.

The current cost of insurance rate for a policy is based on the age at issue, sex and rate class of the insured and on the policy year, and therefore varies from time to time. Generally, cost of insurance charges are lower over time for a person who buys a policy at a younger age than for someone who buys a policy at an older age. Also, generally, cost of insurance charges go up over the life of the policy. Different current cost of insurance rates apply to policies with a face amount under $250,000 than to policies with a face amount of $250,000 or more and, in general, policies with a face amount of $250,000 or more may have lower current cost of insurance rates. We currently place insureds in the following rate classes, based on underwriting: Standard Tobacco (ages 0-75), Standard Nontobacco (ages 20-75), Preferred (ages 20-70), or Preferred Plus (ages 20-70). The Preferred and Preferred Plus rate classes are only available under policies with initial face amounts of $100,000 or more. We also may place an insured in a substandard rate class, which involves a higher mortality risk than the standard tobacco or standard nontobacco classes. If you are placed in a substandard rate class, your cost of insurance charges may be based on substandard table ratings or they may include flat charges calculated as dollars per thousand of specified amount, and these extra charges may be temporary or may be permanent.

Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco class are equal to or lower than guaranteed rates for an insured of the same age and sex in a standard tobacco class. Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco or tobacco class are generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     Legal Considerations Relating to Sex-Distinct
     Premium Payments and Benefits. Mortality tables for the policies generally distinguish between males and females. Thus, premium payments and benefits under policies covering males and females of the same age will generally differ.

     We do, however, also offer policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a policy should consult with their legal advisers to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer policies with unisex mortality tables to such prospective purchasers.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in your policy. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Tobacco or Nontobacco Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the policy. Current cost of insurance rates will be determined based on our expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

Costs Associated with Changes in Specified Amount. If you request an increase in coverage, we will determine a cost of insurance rate for the increase based on the age of the insured at the time of the increase. The following rules will apply for purposes of determining the risk amount for each rate.

We place the insured in a rate class when the policy is issued, based on our underwriting of the application. This original rate class applies to the initial specified amount. When you request an increase in specified amount, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, then the rate class for the increase will also be applied to the initial specified amount (an example of this would be if the insured has stopped smoking since the original policy was issued and now qualifies for non-tobacco rates). If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in face amount, and the original rate class will continue to apply to the initial specified amount.

We do not conduct underwriting for an increase in specified amount if the increase is requested by exercising an option to increase the specified amount automatically, without underwriting. See "Supplemental and/or Rider Benefits," page 41, for the description of the Guaranteed Insurability Rider. In such case, the insured's rate class for an increase will be the class in effect when the rider was issued.

If there is a decrease in specified amount after an increase, a decrease is applied first to decrease any prior increases in specified amount, starting with the most recent increase and then each prior increase.

Monthly Administrative Charge.
We deduct a monthly administrative charge from the account value on each monthly date. The administrative charge is currently $5 per month. We reserve the right to increase the administrative charge during the first policy year up to $25 per month, and after the first policy year up to $10 per month. The administrative charge is guaranteed not to exceed $25 per month during the first policy year and $10 per month thereafter.

We use the monthly administrative charge to reimburse us for expenses incurred in administering policies and the separate account. Such expenses include but are not limited to: confirmations, annual reports and account statements, maintenance of policy records, maintenance of separate account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for owner servicing and accounting, valuation, regulatory and updating requirements.

Should the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels.

Supplemental and/or Rider Benefit Charges.
The cost of additional benefits provided by riders is part of the monthly deduction and is charged to your account value on the monthly date. If you are terminally ill and exercise the Accelerated Benefits Rider, you will incur costs similar to a policy loan. See "Supplemental and/or Rider Benefits," page 26, for a description of the riders available on your policy and the chart on page 11 for a list of maximum and minimum charges associated with each.

Daily Mortality and Expense Risk Charge
We deduct a daily charge from assets in the separate account attributable to the policies. This charge is not taken from guaranteed account assets attributable to the policies. During the first ten policy years, the charge is 0.75% of assets on an annual basis. Thereafter, the charge is 0.25% of assets on an annual basis. We guarantee that these rates will not increase for the duration of your policy. We may realize a profit from this charge. The mortality risk we assume is that the insureds on the policies may die sooner than anticipated and we will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

Transfer Charge
We currently assess a transfer charge of $10 for each transfer made during a policy year after the first twelve transfers. We reserve the right to decrease or eliminate the number of free transfers; in addition the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer. We will deduct the transfer charge from the remaining account value in the subaccounts or the guaranteed account from which the transfer is being made on a pro rata basis. We do not expect a profit from this charge.

Surrender Charge
If a policy is completely surrendered or lapses, we may deduct a surrender charge from the account value. The surrender charge includes a sales surrender charge and an administrative surrender charge. You will find the maximum surrender charge in your policy. There is no additional sales surrender charge applicable to increases in specified amount. However, if the policy is completely surrendered following an increase in specified amount, an additional administrative surrender charge may apply, as described below.

Any surrender charge deducted upon lapse is credited back to the policy's account value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period the policy was lapsed will not count.

Sales Surrender Charge.
We deduct a sales surrender charge if you surrender your policy or it lapses during the first fifteen policy years following the policy date. The maximum sales surrender charge is 26% of the premiums paid up to a sales surrender premium shown in your policy. The maximum amount shown in your policy is based on the age at issue, sex, specified amount, death benefit option, and rate class applicable to the insured. Increases in your policy's specified amount will not affect the amount of the sales surrender premium, or the amount of the maximum sales surrender charge. Decreases in your policy's specified amount may reduce the sales surrender premium if the decrease is effective prior to the payment of cumulative premiums in an amount equal to the initial sales surrender premium shown in the policy. We will notify you of any reduction in the sales surrender premium, and the amount of the maximum sales surrender charge, at the time of any decrease in specified amount that causes such reductions.

The greatest sales surrender charge applicable to a portion of account value is paid if you lapse or surrender in policy years one through five. The maximum sales surrender charge in these years equals 26% of actual premiums paid up to the sales surrender premium shown in the policy. After the fifth policy year, the maximum sales surrender charge percentage declines on a monthly basis in level increments until it reaches 0% at the end of the fifteenth policy year, as shown in the following table.

         END OF              SALES SURRENDER
       POLICY YEAR          CHARGE PERCENTAGE
          <s<                    <c>
          1-5                    26.0%
          6                      23.4%
          7                      20.8%
          8                      18.2%
          9                      15.6%
          10                     13.0%
          11                     10.4%
          12                      7.8%
          13                      5.2%
          14                      2.6%
          15                      0%

We use the sales surrender charge to reimburse us for some of the expenses incurred in the distribution of the policies. The sales surrender charge may be insufficient to recover distribution expenses related to the sale of the policies. See "Daily
Mortality and Expense Risk Charge," page 25, and "Cost of
Insurance Charge," page 22.

Administrative Surrender Charge.
We deduct an administrative surrender charge if you surrender your policy or it lapses during the first fifteen policy years following the policy date or any increase in specified amount (see "Surrender Charge" above). The administrative surrender charge is equal to an amount per $1000 of specified amount, and depends upon the age of the insured at the time that the specified amount to which it applies was issued, and the policy year in which the charge is imposed. For issue ages 0 to 9, the amount per $1000 is $0.50 during policy years 1 through 5; for issue ages 10 to 19, $1.50 per $1000; for issue ages 20 to 29, $2.50 per $1000; for issue ages 30 to 39, $3.50 per $1000; for issue ages 40 to 49, $4.50 per $1000; for issue ages 50 to 59, $5.50 per $1000; for issue ages 60 to 69, $6.50 per $1000; and for issue ages 70 and higher, $7.50 per $1000. The charge declines monthly after the end of the fifth policy year to zero at the end of policy year fifteen. The decline equals ten percent of the fifth year charge in each subsequent year, so the sixth year charge is 90% of the fifth year charge, the seventh year charge is 80% of the fifth year charge, and so forth. You will find the applicable administrative surrender charge rates, which increase with issue age, set forth in your policy.

If you increase the specified amount, the increase is subject to a new administrative surrender charge. We impose this charge if you surrender your policy or it lapses within fifteen policy years from the effective date of the increase, in addition to any sales surrender charge or administrative surrender charge that may apply if you surrender your policy or it lapses within fifteen policy years after the policy date.

We use the administrative surrender charge to cover part of the administrative costs of processing surrenders, lapses, and increases and reductions in specified amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with our variable life insurance operations.

Fund Expenses
The value of the net assets of each subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. The investment advisers earn management fees for the services they provide in managing the portfolios. See the prospectuses for the portfolios and the fee table, which shows the highest and lowest expense ratio among the available portfolios, on page 15.

Income Tax Charge
We do not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that income taxes will be incurred.

Special Arrangements
Where permitted by state regulation, we may reduce or waive the sales charge component of the premium expense charge; the monthly administrative charge; and/or the surrender charge, under policies purchased by (i) our directors, officers, current or retired employees ("employees"), or agents, or affiliates thereof, or their spouses or dependents; (ii) directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Carillon Investments, Inc. relating to the policies, or their spouses or dependents; or (iii) directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents. In addition, in the future, we may reduce or waive the sales charge component of the premium expense charge, and/or the surrender charge if a policy is purchased by the owner of another policy we issued, and/or through transfer or exchange from a life insurance policy we issued, each in accordance with rules we establish and apply on a uniform basis. Reductions or waivers of the sales charge component of the premium expense charge, the monthly administrative charge, and the surrender charge reflect the reduced sales and administrative effort associated with policies sold to the owners specified. Our home office can provide advice regarding the availability of reduced or waived charges to such owners.

We may issue policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan.
 A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis. The policies may not be available in connection with group or sponsored arrangements in all states.

For policies issued in connection with group or sponsored arrangements, we may reduce or waive one or more of the following charges: the sales charge component of the premium expense charge; the surrender charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily mortality and expense risk charges; and/or the transfer charge. We may also reduce the minimum specified amount per policy. In addition, the interest rate credited on amounts taken from the subaccounts as a result of a loan may be increased for these policies. We will waive or reduce these charges as described below and according to our rules in effect when the policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, and insurance cost and mortality expense risk per policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the policies are purchased, and certain characteristics of its members (including underwriting-related factors that we determine result in lower anticipated expenses of providing insurance coverage, and/or lower mortality expense risk, under policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality expense risk under such policies. We may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the separate account.

CONTRACT DESCRIPTION

We intend for your policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. The policy described in this Prospectus may be different from your policy because of differences in applicable state law.


Eligible Purchasers
We require satisfactory evidence of the insured's insurability, which may include a medical examination of the insured. The available issue ages are 0 through 75. Age is determined on the insured's age as of the birthday nearest the policy date. The minimum specified amount is $50,000. Acceptance of an application depends on our underwriting rules, which may include underwriting on a guaranteed issue or simplified issue basis, and we reserve the right to reject an application for any reason. Contracts issued under guaranteed or simplified issue underwriting may incur higher cost of insurance charges than the contract would incur if it had been fully underwritten, because guaranteed and simplified issue underwriting is done on standard tobacco or non-tobacco basis. Insured people who would qualify for preferred underwriting classes if fully underwritten will pay more in cost of insurance charges. Subject to state law variations, we will sell a policy to any U.S. citizen who is more than 0 years of age, but less than 75 years of age. We may also sell policies to citizens of other countries. Federal law requires us to establish the identity of each buyer of a policy, including their citizenship and residency.


Owner Rights
You have the right, as owner of your policy, to exercise all rights provided under the policy. These include allocating the net premiums, transferring value among subaccounts, taking loans against the policy, and changing beneficiaries. The insured is the owner, unless you name a different owner in the application. You may by notice name a contingent owner or a new owner while the insured is living by notice satisfactory to us. If more than one person is named as owner, they are joint owners. Any transaction under the policy except for self-service telephone and Internet transactions will require the authorization of all owners. Unless provided otherwise, in the event of a joint owner's death, ownership passes to the surviving joint owner. Unless a contingent owner has been named, on the death of the last surviving owner, ownership of the policy passes to the estate of the last surviving owner, who will become the owner if the owner(s) die. A change in owner may have tax consequences. See "Tax Considerations," page 53.

Net Premium Allocations
In the application, you specify the percentage of a net premium you want to allocate to each subaccount and to the guaranteed account. This allocation must comply with the allocation rules described below. Net premiums generally will be allocated to the subaccounts and to the guaranteed account on the valuation date that we receive them at our home office in accordance with your most recent instructions concerning allocations. However, we will allocate your initial premium to the Scudder VS I Money Market Portfolio until we deem the "free-look" period to end. See "Purchasing the Policy - Free Look Right to Cancel the Policy" on page 39.

The net premium allocation percentages specified in the application will apply to subsequent premium payments until you change the percentages. You can change the allocation percentages at any time, subject to the rules below, by providing notice to us
in a form we find acceptable.   The change will apply to all
premium payments received with or after receipt of your notice.

Allocation Rules.
The minimum allocation percentage you may specify for a subaccount or the guaranteed account is 5%, and your allocation percentages must be whole numbers. The sum of your allocations must equal 100%. We reserve the right to limit the number of subaccounts to which account value may be allocated.

Transfer Privilege
After the free-look period and before the maturity date, you may transfer all or part of your account value from subaccounts investing in one portfolio to other subaccounts or to the guaranteed account, or transfer a part of an amount in the guaranteed account to the subaccounts, subject to the following procedures and restrictions. If you are participating in the Portfolio Rebalancing Plan and you make transfers without altering your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan.

Minimum Amount of Transfers.
The minimum transfer amount is the lesser of $100 or the entire amount in that subaccount or the guaranteed account. A transfer request that would reduce the amount in a subaccount or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subaccount or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.

Timing of Transfers.
We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. We will process all transfers among subaccounts at the next available price. If we receive your request after the close of regular trading on the New York Stock Exchange, whether the close is at 4:00 p.m. Eastern Time or at some earlier or later hour, we will process your transfer at the price as of the following valuation date.

Limits on Transfers.
You may make only one transfer transaction per valuation period. A transfer transaction may include changes in allocations among several subaccounts, so long as they are part of a single transaction request. We limit transfers from the guaranteed account during any policy year to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from the Guaranteed Account," page 21, for restrictions).

Charges for Transfers.
Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, we may increase the transfer charge, but it is guaranteed not to exceed $15 per transfer.) We will deduct the transfer charge from the subaccounts or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.

Methods of  Transfers.

  o Written request.
*
  o Telephone call to service area. You may effect transfers pursuant to telephone instructions unless you elect out of the option by writing us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.
    We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

  o Self-service option (accessing Service Central online).
    You can review information and request service concerning your policy at our website, www.unioncentral.com. You will need your contract number and taxpayer identification number to establish initial access to Service Central. As part of the initial log in to Service Central, you will create your own unique user identification and password.

    Once you have logged on to Service Central, you will be able to perform the functions described below, and we will send you a written confirmation of all electronic transfers within five business days. f we cannot complete a transfer as requested, our customer service representative will mail notification to you within three business days.

    o choose electronic delivery of certain future mailings
    o check policy values
    o verify address and beneficiary information
    o transfer balances among subaccounts
    o change your allocation of future premiums
    o request a statement
    o view statements
    o request certain service forms
    o change your user identification and password

Online transfers may not always be available. Computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. You should protect your unique identifiers, because self-service options will be available to your agent of record and to anyone who provides your identifiers; we will not be able to verify that the person providing electronic transfer instructions via Service Central is you or is authorized by you. We reserve the right to suspend online transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners.

Conversion Right.
During the first twenty-four policy months following the issue date, and within sixty days of the later of notification of a change in the investment policy of the separate account or the effective date of such change, you may exercise a one-time Conversion Right. You may do so by requesting in writing that all or a portion of the account value in the variable account be transferred to the guaranteed account. Exercise of the Conversion Right is not subject to a transfer charge and will have no effect on the cash value of your policy. Following the exercise of the Conversion Right, net premiums may not be allocated to the subaccounts, and transfers of account value to the subaccounts will not be permitted. The other terms and conditions of the policy will continue to apply. If you transfer all of your variable account value to the guaranteed account, you effectively "convert" your policy into a contract that provides fixed (non-variable) benefits. If you want to make such a transfer, particularly if you are concerned about the volatility of value of your selected variable account portfolios, you should consult your financial adviser before converting this policy and consider other options available to you.

Excessive Trading. Your Contract is a long-term investment and is not designed for frequent transfers of your accumulation value among your Subaccounts. Frequent or excessive transfers put the Portfolios, Contract Owners, and Beneficiaries at risk. These risks include:

  o the dilution of interests of long-term investors in a Subaccount if purchases or transfers into or out of a Portfolio are made at prices that do not reflect an accurate value for the Portfolio's investments;
  o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Portfolio to maintain a higher level of cash than would otherwise be the case, or causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay partial withdrawals or transfers out of the Portfolio; and
  o increased brokerage and administrative expenses.

The risks and costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the Portfolios, we cannot guarantee that all harmful trading will be detected or that a Portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by those companies or retirement plans.

Deterrence. If we determine that you have engaged in excessive trading, we will take one or more of the following actions:

  o Revoke your privileges to make transfers by telephone and internet;
  o Limit your transfers to those requests made by regular U.S. mail;
  o Impose a fee of up to $15 per transfer.

You will be notified by letter if we determine you have exceeded the number or frequency of transfers allowed, or if we limit your access to transfers to requests made by regular U.S. mail. We reserve the right to reject any transfer from any Contract Owner we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Portfolio.

Systematic transfers, including our Dollar Cost Averaging, Portfolio Rebalancing or Interest Sweep program will not be counted toward your limit on the number and frequency of transfers. We will implement transfers requested in writing and sent by U.S. mail first, in the order postmarked, then telephone or internet requests second, in the order received.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Contract Owners or intermediaries acting on their behalf. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We apply the Procedures consistently to all Contract Owners without waiver or exception.

Portfolio Frequent Trading Policies. The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the polices and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the contractual ability or the operational capacity to monitor your transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, Contract Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Omnibus Orders. Contract Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Portfolio's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Contract Owners of Portfolio shares, as well as the Contract Owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Selecting and Changing the Beneficiary
You select one or more beneficiary(ies) in your application. You may later change the beneficiary(ies) in accordance with the terms of the policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive your policy's death benefit proceeds. If the insured dies and there is no surviving beneficiary, the owner or the estate of the owner will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's consent must be obtained to change the beneficiary.

Limits on Rights to Contest the Policy
Incontestability.
Subject to state regulation, we will not contest your policy, or any supplemental and/or rider benefits (except accidental death and/or disability benefits), after the policy or rider has been in force during the insured's lifetime for two years from the issue date or the effective date of the rider, unless fraud is involved.
 Any increase in the specified amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the insured for two years after the effective date of the increase.

Suicide Exclusion.
Subject to state regulation, if the insured dies by suicide within two years after the issue date, we will not pay a death benefit. The policy will be terminated, and we will return the premium payments made before death, less any policy debt and any partial cash surrenders. If the insured dies by suicide within two years after an increase in specified amount that is subject to evidence of insurability, we will not pay any death benefit attributable to the increase and will return the premium payments attributable to the increase, if any. In such case, prior to calculating the death benefit, we will restore to the cash value the sum of the monthly cost of insurance charges made for that increase.

Supplemental and/or Rider Benefits
You may add the following supplemental and/or rider benefits to your policy if they are available in your state. Any monthly charges for these benefits and/or riders will be deducted from your account value as part of the monthly deduction (see page 22). The supplemental and/or rider benefits available with your policy provide fixed benefits that do not vary with the investment experience of the separate account.

Term Insurance Rider for Other Insured Persons. Provides a death benefit amount payable on the death of other insured persons specified. This rider requires the other insured person to be medically underwritten. The other insured death benefit amount may be changed, subject to certain conditions. In addition, the rider coverage may be converted to a new policy on the other insured, prior to the other insured person reaching age 75, subject to certain conditions. If the term rider is converted by the other insured person, the cost for the rider on your policy ends when the rider is converted. Rider conversion has no effect on the cash value of your policy; the converted rider policy starts with a cash value of zero.

Scheduled Increase Option Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase is specified in the rider. The rate class applicable to the scheduled increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.

Guaranteed Death Benefit Rider (No-Lapse Rider in Maryland).
 Provides that the policy will remain in force and will not lapse before the expiration date of the rider shown on the schedule page of your contract, provided that the sum of premium payments to date, less any partial cash surrenders and any policy debt, equals or exceeds the minimum monthly premium for the rider times the number of policy months since the policy date. The minimum monthly premium for the rider is calculated by applying a factor to the guideline level premium. The factor used varies by sex, smoking status, death benefit option, and age. The minimum monthly premium for the rider is shown on your schedule page. The rider extends the minimum guaranteed period under your policy from three years to thirty years or until you are 65 years old, whichever occurs earlier. This rider terminates on any monthly date when the sum of premium payments, less any partial cash surrenders and any policy debt, is less than the minimum monthly premium for the rider multiplied by the number of policy months since the policy date. Once terminated, this rider will not be reinstated. This rider is not available for all ages and rate classes, in all states, or under certain circumstances where the Term Insurance Rider for Other Insured Persons is also added to the policy.
 There is no cost for this rider.

Cost of Living Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase will be based on increases in the Consumer Price Index, as specified in the rider. The rate class applicable to the cost of living increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider, but your policy's cost of insurance charges will increase as your specified amount increases over time.
Guaranteed Insurability Option Rider. Provides the right to increase the specified amount on each option date by the benefit amount shown in the rider. No evidence of insurability will be required. Option dates are the annual dates nearest the insured's 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Option dates may be advanced in the event of the insured's marriage or adoption of a child.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the insured's death results from certain accidental causes. There is no cash value for this benefit.

Total Disability Benefit Rider - Waiver of Monthly Deduction. Provides for waiver of the monthly deduction during the total disability of the insured. If you have coverage under this rider and the guaranteed death benefit rider, and you become disabled during the guaranteed death benefit period, this rider will cover your monthly deduction, but that amount may be less than the minimum monthly premium under the guaranteed death benefit rider, so your policy could still lapse if your rider benefit is not enough to maintain a positive cash surrender value.

Total Disability Benefit Rider - Policy Continuation to Maturity Date Not Guaranteed. Provides for the crediting to the policy as premium payments the monthly total disability benefit set forth in the rider during the total disability of the insured. You select the amount of the benefit when you purchase coverage under this rider. Your policy could still lapse if your rider benefit is not enough to maintain a positive cash surrender value.

Children's Insurance Rider. Provides a death benefit payable on the death of a child of the insured. More than one child can be covered. Children are medically underwritten for coverage. There is no cash value for this benefit.

Insurance Exchange Rider. Provides the right to exchange the policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured, and may result in a cost or credit to the owner, depending on whether the substitute insured has higher costs of insurance than the original insured. The new policy can be any adjustable life insurance policy we issue at the time the exchange privilege is exercised. The policy date for the new policy will generally be the same as the policy date of the exchanged policy; the issue date for the new policy will be the date of exchange. The initial cash value under the new policy will be the same as the cash value of the policy on the date of the exchange. There are no charges or other fees imposed under the policy or the new policy at the time of the exchange. Costs associated with the new policy, like cost of insurance charges, will vary. For purposes of calculating any surrender charges subsequently imposed on the policy acquired by exchange, we will take into account the number of policy years that this policy, and the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange. There is no cost for this rider.

Accelerated Benefits Rider. Provides for an accelerated payment of up to 50% of the policy's death benefit (up to a maximum benefit of $500,000). This advance payment of the death benefit will be available if you are diagnosed as terminally ill, as defined in the rider. Your policy will be charged interest at the policy loan interest rate on the advanced amount, plus any premiums we pay after you exercise this rider. We also have the right to charge an administrative fee of up to 0.5% of the advanced amount, but we are not currently charging this fee. The remaining death benefit payable to your designated beneficiary will be reduced by the interest charges and any premiums we pay on your behalf. Payment will be subject to evidence satisfactory to us. Your policy could lapse if your remaining account value goes down due to poor investment performance and your policy cannot maintain a positive cash surrender value. There is no cost for this rider. You should consult your counsel or another competent tax adviser before you request accelerated payment. See "Tax Considerations," page 53.

Maturity Extension Endorsement. Provides the right, within two years of the maturity date defined in your policy, to extend the maturity date to either the date of the insured's death or the date you request full surrender of the policy, whichever occurs first. If you exercise this extension option, the following will occur: all other riders attached to your policy will terminate on the original maturity date; after the maturity date has been extended, the account value will continue to vary based on investment experience and we will continue to charge interest on policy loans, but we will no longer accept new premium payments or deduct charges for cost of insurance or monthly expenses. There is no cost for this endorsement. The tax consequences associated with continuing the policy beyond age 100 are unclear. Counsel or another competent tax adviser should be consulted.

ADDITIONAL RULES AND LIMITS APPLY TO THESE SUPPLEMENTAL AND/OR RIDER BENEFITS. NOT ALL SUCH BENEFITS MAY BE AVAILABLE AT ANY TIME AND IN ANY GIVEN STATE, AND SUPPLEMENTAL AND/OR RIDER BENEFITS IN ADDITION TO THOSE LISTED ABOVE MAY BE MADE AVAILABLE. PLEASE ASK YOUR AGENT FOR FURTHER INFORMATION, OR CONTACT THE HOME OFFICE.

Changes in the Policy or Benefits

Misstatement of Age or Sex.
If the insured's age or sex has been misstated in your policy application or in any application for supplemental and/or rider benefits:

  o if the misstatement becomes known after the death of the insured, then your policy's death benefit or such supplemental and/or rider benefits will be adjusted to the correct amount (reflecting the correct age or sex) for the monthly deduction made for the month in which death occurred;

  o if the misstatement becomes known during the lifetime of the insured, your policy values will be adjusted to those based on the correct monthly deductions
    (reflecting the correct age or sex) since the policy date. If your policy's values are insufficient to cover the monthly deduction on the prior monthly date, the grace period will be deemed to have begun on such date, and you will be notified at least 61 days prior to the end of the grace period.

Other Changes.
At any time we may make such changes in your policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

Participating
The policy is issued on a participating basis, and as such is eligible to share in our profits and surplus to the extent determined by our Board of Directors in its sole discretion. We do not currently anticipate that the policies will participate in profits or surplus in the foreseeable future.

                PURCHASING YOUR POLICY

Applying for a Policy
To purchase a policy, you must complete an application and submit it through an authorized Union Central agent. There is no minimum initial premium payment. Your policy coverage will become effective on the policy date. If an initial premium payment is submitted with the application, then the policy date is generally the date of approval of your application. If the application is not accompanied by an initial premium payment, then the policy date will generally be two weeks after the date that your application is approved.

As provided for under state insurance law, you may be permitted to backdate the policy to preserve insurance age. In no case may the policy date be more than six months prior to the date the application was completed. We deduct charges for the monthly deduction for the backdated period on the issue date. Temporary life insurance coverage may be provided prior to the policy date under the terms of a temporary insurance agreement. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $1,000,000 and will not remain in effect for more than sixty (60) days.

Free Look Right to Cancel the Policy
You may cancel your policy for a refund during your "free-look" period. This period expires 20 days after you receive your policy, 45 days after your application is signed, or 10 days after we mail or deliver a cancellation notice, whichever is latest. (A longer period may apply to policies issued in certain states.) If you decide to cancel the policy, you must return it by mail or delivery to the home office or to the authorized Union Central agent who sold it. Immediately after you mail back or deliver the policy, your policy will be deemed void from the beginning.
Within seven calendar days after we receive the returned policy, we will refund any premiums paid, less any partial cash surrenders, unless otherwise required by state law.

We will allocate all net premiums received before the end of the "free look" period (including the initial net premium) to the Scudder VS I Money Market Portfolio. There is no guarantee that the Money Market portfolio will provide a positive investment return, especially in times of low interest rates. After the end of the "free look" period, the account value will be allocated to the subaccounts and to the guaranteed account based on the premium payment allocation percentages in the application. For this purpose, the end of the "free look" period is deemed to be 25 days after your policy is activated in our computer system (usually no more than one to three business days before the date we send your policy to your agent for delivery to you) , or 45 days from the date of the application, whichever is greater. If you send an initial premium payment with your application, until your policy has been activated, the premium payment will be held in a non-interest bearing suspense account. If you do not send an initial premium payment with your application, the end of the "free look" period, for this purpose, is deemed to be 25 days from the date the initial net premium is received and applied to your policy, or 45 days from the date of application, whichever is greater.

PREMIUMS

Planned Periodic Premiums.
When you apply for a policy, you select a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually, for the duration of the policy. If you elect, we will also arrange for payment of planned period premiums on a monthly basis under a pre-authorized payment arrangement such as automatic deduction from a checking account. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a planned periodic premium entirely. Currently, there is no minimum amount for each premium. You should consider that, especially when investment returns in your subaccounts are negative, skipping planned premium payments or reducing the payments may result in your policy lapsing because your cash surrender value falls below the amount required to meet your monthly deduction. We may establish a minimum amount 90 days after we send you a written notice of such increase. Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by sending notice to the home office.

Unless otherwise requested, you will be sent reminder notices for planned periodic premiums. Reminder notices will not be sent if you have arranged to pay planned periodic premiums by pre-authorized payment arrangement.

Additional Unscheduled Premiums.
You can make additional unscheduled premium payments at any time while your policy is in force. You may specify that a specific unscheduled premium payment is to be applied as a repayment of policy debt, if any. If you do not so specify, the unscheduled premium payment will be applied as a premium payment.

Tax-Free "Section 1035" Exchanges.
You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code of 1986, as amended. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. The charges for this policy may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

Limitations on Premium Payments.
Total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. We will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance.

The payment of excessive premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code. We have established procedures for monitoring premium payments and making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract as a result of premium payments.

We reserve the right to reject any requested increase in planned periodic premiums, or any unscheduled premium. If an additional premium payment is rejected, we will return the premium payment promptly, without any adjustment for investment experience.

We also reserve the right to require satisfactory evidence of insurability prior to accepting any premium which increases the risk amount of the policy.

No premium payment will be accepted after the insured's 100th birthday (the "maturity date").

Premium payments must be made by check payable to The Union
Central Insurance Company or by any other method that we deem acceptable.

Premium payments after the initial premium payment must be made to the home office.

PLEASE NOTE: IF MANDATED UNDER APPLICABLE LAW, WE MAY BE REQUIRED
TO REJECT A PREMIUM PAYMENT.

Minimum Guaranteed Period.
We guarantee that your policy will remain in force during the minimum guaranteed period, regardless of the sufficiency of the cash surrender value, if the sum of the premiums paid to date, less any partial cash surrenders and policy debt, equals or exceeds the minimum monthly premium (shown in the policy) multiplied by the number of complete policy months since the policy date, including the current policy month. The minimum guaranteed period is three years following the policy date.

The minimum monthly premium is calculated for each policy based on the age, sex and rate class of the insured, the requested specified amount and any supplemental and/or rider benefits. The minimum monthly premium may change due to changes made during the minimum guaranteed period to the specified amount, the death benefit option, ratings, and supplemental and/or rider benefits. We will notify you of any increase in the minimum monthly premium.

An extended minimum guaranteed period may be available under our Guaranteed Death Benefit Rider, which is described in the section on Supplemental and/or Rider Benefits beginning on page 26.

Premium Payments Upon Increase in Specified Amount.
Depending on your account value at the time of an increase in the specified amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. If you increase the specified amount, you should contact your agent to assist you in determining if additional premium payments are necessary or appropriate.

Grace Period.
If your policy goes into default, you will be allowed a 61-day grace period to pay a premium payment sufficient to cover the monthly deductions due during the grace period. We will send notice of the amount required to be paid during the grace period ("grace period premium payment") to your last known address and the address of any assignee of record. The grace period will begin when the notice is sent. Your policy will remain in effect during the grace period. If the insured should die during the grace period and before the grace period premium payment is paid, the death benefit proceeds will still be payable to the beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the insured's
death (and for any policy debt).   If the grace period premium
payment has not been paid before the grace period ends, your policy will lapse. It will have no value and no benefits will be payable.

A grace period also may begin if your account value, less surrender charges, loan principal, and loan interest charges, becomes less than your monthly deduction amount.

Crediting Net Premiums
The initial net premium will be credited to your policy on the policy date, or, if later, the date we receive the initial premium payment (which happens most frequently in the event of a Section 1035 exchange). For backdated policies, the initial net premium will be credited on the issue date. If you send an initial premium payment with your application, until your policy has been activated, the premium payment will be held in a non-interest bearing suspense account. Planned periodic premiums and unscheduled premiums, both underwritten and those that are not underwritten, will be credited to your policy and the net premiums will be invested as requested on the valuation date they are received by the home office. However, any premium payment that is underwritten will be allocated to your existing policy coverage if the underwriting is rejected.

Dollar Cost Averaging Plan
The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from a subaccount you specify to other subaccounts or to the guaranteed account. (Dollar Cost Averaging Plan transfers may not be made from the guaranteed account.) By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a profit.

You specify the amount to be transferred automatically; you can specify either a fixed dollar amount, or a percentage of the account value in the subaccount from which transfers will be made.
 At the time that you elect the Dollar Cost Averaging Plan, the account value in the subaccount from which transfers will be made must be at least $2,000. The required amounts may be allocated to the subaccount through initial or subsequent net premiums or by transferring amounts into the subaccount from the other subaccounts or from the guaranteed account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the election form or at any time after the policy is issued by properly completing the election form and returning it to us or by contacting us by telephone at 1-800-319-6902. Dollar Cost Averaging Plan transfers may not commence until the end of the free-look period.

Once elected, transfers from the subaccount will be processed until the number of designated transfers have been completed, or the value of the subaccount is completely depleted, or you provide us notice instructing us to cancel the transfers.

Currently, transfers made under the Dollar Cost Averaging Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. There is no charge for a Dollar Cost Averaging Plan. We reserve the right to impose a $15 transfer charge for each transfer effected under a Dollar Cost Averaging Plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Dollar Cost Averaging Plan at any time.

Portfolio Rebalancing Plan
You may elect to have the accumulated balance of each subaccount periodically redistributed (or "rebalanced") to equal the allocation percentages you have specified in the election form. These allocations may be based on asset allocation models which your agent may present to you. This rebalancing may be done on a quarterly, semi-annual, or annual basis.

You may elect the Portfolio Rebalancing Plan at the time of application by completing the authorization on the election form or at any time after your policy is issued by properly completing the election form and returning it to us or by contacting us by telephone at 1-800-319-6902. Portfolio Rebalancing Plan transfers may not commence until the end of the free-look period. If you make transfers among subaccounts and do not alter your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan. Transfers pursuant to the Portfolio Rebalancing Plan will continue until you provide us notice terminating the plan, or the policy terminates. THE PORTFOLIO REBALANCING PLAN CANNOT BE ELECTED IF EITHER A DOLLAR COST AVERAGING PLAN OR AN EARNINGS SWEEP PLAN IS IN EFFECT.

Currently, transfers made under the Portfolio Rebalancing Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. There is no charge for a Portfolio Rebalancing Plan. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Earnings Sweep
You may elect to have the accumulated earnings of one or more specified subaccounts or the interest credited to the guaranteed account periodically transferred (or "swept") into specified subaccounts or the guaranteed account. The sweep may be done on a quarterly, semi-annual, or annual basis.

You may elect the Earnings Sweep Plan at the time of application by completing the authorization on the election form or at any time after the policy is issued by properly completing the election form and returning it to us or by contacting us by telephone at 1-800-319-6902. Earnings Sweep Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Earnings Sweep Plan will continue until you provide us notice terminating the plan, or the policy terminates.

Currently, transfers made under the Earnings Sweep Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. There is no charge for an Earnings Sweep Plan. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Earnings Sweep Plan at any time.

                 POLICY VALUES

THERE IS NO MINIMUM GUARANTEED ACCOUNT VALUE OR CASH SURRENDER VALUE. These values will vary with the investment experience of the subaccounts and/or the daily crediting of interest in the guaranteed account, and will depend on your allocation of account value. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum guaranteed period is not then in effect, the policy will be in default and a grace period will begin.

Determining Account Value
On the policy date, the account value is equal to the initial net premium credited, less the monthly deduction made as of the policy date. On each valuation date thereafter, the account value is the sum of the variable account, the guaranteed account, and the loan account. The account value will vary to reflect the performance of the subaccounts to which amounts have been allocated, interest credited on amounts allocated to the guaranteed account, interest credited on amounts in the loan account, charges, transfers, partial cash surrenders, loans, loan repayments and premiums paid. The variable account for a policy is determined on any day by multiplying the number of units attributable to each subaccount in which account value is invested by the unit value for that subaccount on that day, and aggregating the resulting subaccount values.

Subaccount Values.
When you allocate an amount to a subaccount, either by net premium allocation or transfer, your policy is credited with accumulation units in that subaccount. The number of accumulation units is determined by dividing the amount allocated to the subaccount by the subaccount's accumulation unit value for the valuation date when the allocation is effected.

The number of accumulation units credited to your policy will increase when:

  o net premiums are allocated to the subaccount,
  o amounts are transferred to the subaccount, and
  o loan repayments are credited to the subaccount.

The number of accumulation units credited to a policy will decrease when:

  o the allocated portion of the monthly deduction is taken from the subaccount,
  o a loan is made,
  o an amount is transferred from the subaccount, or
  o a partial surrender is taken from the subaccount.

Determination of Unit Value.
The unit value for each subaccount other than AIM V.I. Capital Appreciation Portfolio and Summit S&P MidCap 400 Index Portfolio, was arbitrarily set at $10 when the subaccount began operations. The initial unit values for the AIM V.I. Capital Appreciation Portfolio and the Summit S&P MidCap 400 Index Portfolio were set based on closing values of the American Century Investments V.P. Capital Appreciation Portfolio and the Summit Capital Portfolio, respectively, on the date on which the AIM V.I. Capital Appreciation Portfolio and the Summit S&P MidCap 400 Index Portfolio replaced the other two portfolios, which date was October 21, 1999. Thereafter, the unit value at the end of every valuation date is the unit value at the end of the previous valuation date times the net investment factor, as described below.

Net Investment Factor.
The net investment factor is an index applied to measure the investment performance of a subaccount from one valuation period to the next. Each subaccount has a net investment factor for each valuation period which may be greater or less than one.
Therefore, the value of a unit may increase or decrease. The net investment factor for any subaccount for any valuation period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1) is the net result of:

    a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

    b. the per share amount of any dividend or capital gain distributions made by the portfolio to the subaccount, if the "ex-dividend" date occurs during the current valuation period; plus or minus


    c.	  per share charge or credit for any taxes incurred by or
reserved for in the subaccount, which is determined by us to have resulted from the operations of the subaccount.

(2) is the net result of:

    a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the last prior valuation period (adjusted for an "ex-dividend"); plus or minus

    b. the per share charge or credit for any taxes reserved for the immediately preceding valuation period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the subaccount for the policy adjusted for the number of days in the valuation period.

Guaranteed Account.
On any valuation date, the guaranteed account of a policy is the total of all net premiums allocated to the guaranteed account, plus any amounts transferred to the guaranteed account, plus interest credited on such net premiums and amounts, less the amount of any transfers, including transfer charges, taken from the guaranteed account, less the amount of any partial cash surrenders taken from the guaranteed account, less any amounts transferred from the guaranteed account in connection with loans, and less the pro-rata portion of the monthly deduction deducted from the guaranteed account.

Loan Account.
On any valuation date, if you have any loans outstanding, the loan account is equal to amounts transferred to the loan account from the subaccounts and from the guaranteed account as collateral for loans and for due and unpaid loan interest, amounts transferred from the loan account to the subaccounts and the guaranteed account as policy debt is repaid, and interest credited on the loan account.

Cash Value
The cash value on a valuation date is the account value less the surrender charge that would be applicable on that valuation date.

Cash Surrender Value
The cash surrender value on a valuation date is the cash value reduced by any policy debt. Cash surrender value is used to determine whether a partial cash surrender may be taken, and whether policy debt is excessive. It is also the amount that is available upon full surrender of the policy.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
As long as your policy remains in force and until the Maturity Date, we will pay the death benefit proceeds upon receipt at the home office of proof that we deem satisfactory of the insured's death. We may require return of your policy. The death benefit will be paid to your beneficiary. Generally, the death benefit proceeds will be paid in a lump sum within seven calendar days of receipt of due proof of the insured's death, or your beneficiary may elect a payment option.

Amount of Death Benefit Proceeds
The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If the date of death occurred during a grace period, the death benefit proceeds are the death benefit immediately prior to the start of the grace period, plus any supplemental and/or rider benefits, minus policy debt and minus any past due monthly deductions. Under certain circumstances, such as misstatement of age or sex or death within the contestability period, the amount of the death benefit may be further adjusted.

If part or all of the death benefit is paid in one sum, we will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the insured's death to the date of payment.

Death Benefit Options
When you apply for your policy, you will choose one of two death benefit options, which will be used to determine the death benefit.

  o Under Option A, the death benefit is the greater of:
    (i) the specified amount; or (ii) the Applicable
    Percentage (if you elected the guideline premium test) or Factor (if you elected the cash value accumulation test) multiplied by the account value on the date of the insured's death.

  o Under Option B, the death benefit is the greater of:
    (i) the specified amount plus the account value on the date of the insured's death; or (ii) the Applicable
    Percentage (if you elected the guideline premium test) or Factor (if you elected the cash value accumulation test) multiplied by the account value on the date of the insured's death.

When you apply for your policy, you will also choose one of two alternative tests to evaluate whether your policy qualifies as a life insurance contract under the Internal Revenue Code. Once you have chosen a test for tax qualification, you cannot change it. If you choose the guideline premium test, total premium payments paid in a policy year may not exceed the guideline premium payment limitations for life insurance set forth under the Internal Revenue Code. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a policy year, so long as the death benefit is large enough compared to the account value to meet the test requirements. A table showing the Applicable Percentages for Attained Ages 0 to 95 under the guideline premium test is included in the Statement of Additional Information. The Statement of Additional Information also includes a table showing the Factors that apply if you choose the cash value accumulation test.

If investment performance is favorable, the amount of the death benefit may increase. However, under Option A, the death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the death benefit will vary directly with account value, which reflects the investment performance of the subaccounts as well as interest credited to the guaranteed account. For an illustration of the impact that investment performance may have on the death benefit, see the illustrations in Appendix C.

Under the guideline premium test, the "Applicable Percentage" is 250% when the insured's attained age is 40 or less, and decreases each year thereafter to 100% when the insured's attained age is 95.

Enhanced Death Benefit Option
You may choose one of two enhanced death benefit options when you apply for your policy. The two options establish increased death benefits on the life of the insured person at certain ages based on the life expectancy of the insured person. We offer two corridors, a nine-year corridor and a fifteen-year corridor. If you choose this option, your death benefit will be calculated using the factors shown in Appendix C to the Statement of Additional Information. The enhanced death benefit option table for owners choosing the guideline premium test shows applicable percentages that range from a high of 250% when the insured's attained age is 40 or less, decreasing each year thereafter, to 100% when the insured's attained age is 95 or greater. For owners choosing the cash value accumulation test, the factors vary based on the insured's attained age, sex and rate class, and are generally higher at younger attained ages for all rate classes and both sexes, and generally higher for women than men, and for non-tobacco rate classes than for tobacco rate classes. While this option is available free of charge, the enhanced death benefit may cause the cost of insurance to be higher than in a policy without this option. During the enhanced death benefit period, the death benefit will be increased if the death benefit is either the Applicable Percentage (if you elected the guideline premium test) or the Factor multiplied by the account value (if you elected the cash value accumulation test). The same cost of insurance rates would then be charged on a greater risk amount, thereby increasing your total cost of insurance charged.

Changes in Death Benefit Option
You may change the death benefit option on your policy, by notice to us, subject to the following rules. The effective date of the change will be the monthly date next following the day that we receive and accept notice of the request for change. We may
require satisfactory evidence of insurability.   A change in the
death benefit option may have adverse tax consequences and you should consult your tax adviser before making a change.

When a change from Option A to Option B is made, unless requested by notice to us, the specified amount after the change is effected will be equal to the specified amount before the change less the account value on the effective date of the change. When a change from Option B to Option A is made, unless requested by notice to us, the specified amount after the change will be equal to the specified amount before the change is effected and the death benefit will be reduced by the account value on the effective date of the change.

Changes in Specified Amount
The initial specified amount is set at the time the policy is issued. You may request a change in the specified amount, by notice to us, subject to the following rules. If a change in the specified amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your policy as a life insurance contract, we will refund promptly to you the amount of such excess above the premium limitations. Changing the specified amount of your policy may have adverse tax consequences. You should consult counsel or another competent tax adviser before changing the specified amount.

Decrease in Specified Amount. The minimum amount of any decrease in specified amount is $5,000, and any decrease in specified amount will become effective on the monthly date next following the date that notice requesting the decrease is received and approved by us. We reserve the right to decline a requested decrease in the specified amount if compliance with current tax law resulting from this decrease would result in immediate termination of the policy, or if to effect the requested decrease, payments to you would have to be made from the accumulated value for compliance with applicable tax law, and the amount of such payments would exceed the cash surrender value under the policy.

Decreasing the specified amount of the policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the specified amount of the policy may have adverse tax consequences and you should consult your tax adviser before making a change.

Increase in Specified Amount. Any increase in the specified amount must be at least $5,000 (unless the increase is effected pursuant to a rider providing for automatic increases in specified amount), and you must submit an application. Any increase that is not guaranteed by rider will require satisfactory evidence of insurability and must meet our underwriting rules. If you increase the specified amount, you should contact your agent to assist you in determining if additional premium payments are necessary or appropriate. The increase in specified amount will become effective on the monthly date next following the date the request for the increase is received and approved, and your account value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in specified amount.

A new administrative surrender charge period will apply to each portion of your policy resulting from an increase in specified amount, starting with the effective date of the increase.

When Proceeds Are Paid
We will ordinarily pay any death benefit proceeds, loan proceeds, partial cash surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the home office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, we may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the New York Stock Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of separate account assets is not reasonably practicable; (2) the SEC by order permits postponement of payment to protect our policy owners, or (3) the payment requested will come from account values allocated to our guaranteed account.

PLEASE NOTE: IF MANDATED UNDER APPLICABLE LAW, WE MAY BE REQUIRED TO BLOCK YOUR ACCOUNT AND REFUSE TO HONOR ANY REQUEST FOR TRANSFERS, PARTIAL SURRENDERS, LOANS, OR DEATH BENEFITS UNTIL INSTRUCTIONS ARE SECURED FROM THE APPROPRIATE REGULATOR. WE MAY ALSO BE REQUIRED TO PROVIDE ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT TO GOVERNMENT REGULATORS.

Payment Options
Surrender proceeds and death benefit proceeds under the policy are generally payable in a lump sum. We may offer alternative payment options. Your beneficiary should contact us or their Union Central agent for information regarding payment options that may be available at the time of payment. In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the accounts.

CASH BENEFITS

Loans.
After the first policy year and while the insured is living, and provided your policy is not in the grace period, you may borrow against your policy at any time by submitting notice to the home office. (In certain states, loans may also be available during the first policy year.) The minimum amount of any loan request is $500 (subject to state regulation). The maximum loan amount is equal to the sum of 90% of the variable account, plus 100% of the guaranteed account, less any surrender charges that would be applicable on the effective date of the loan, less loan interest to the annual date. Outstanding loans reduce the amount available for new loans. Loans will be processed as of the date your notice is received and approved. Loan proceeds generally will be sent to you within seven calendar days. Policy loans may have tax consequences and you should consult your tax adviser before making a change.

Interest.
Each year we will set the annual loan interest rate. The rate will never be more than the maximum permitted by law, and will not be changed more frequently than once per year. The rate for a policy year may not exceed the greater of (i) the Published Monthly Average for the calendar month ending two months before the annual date at the beginning of the policy year; or (ii) the guaranteed minimum interest rate applicable to the guaranteed account, plus 1.0%. The Published Monthly Average means Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investor Service, Inc., or any successor to that service; or if the average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which the policy is delivered.

We will notify you of the initial rate of interest when a loan is made. We will notify you at least thirty days in advance of any increase in the annual loan interest rate applicable to any outstanding loan.

Interest is due and payable at the end of each policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

Policy Debt.
Outstanding loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the policy debt.

Loan Collateral.
When a policy loan is made, an amount sufficient to secure the loan is transferred out of your policy's variable and guaranteed account value and into your policy's loan account. Thus, a loan will have no immediate effect on the account value, but other policy values, such as the cash surrender value and the death benefit proceeds, will be reduced immediately by the amount transferred to the loan account. This transfer is made against the account value in each subaccount and the guaranteed account in proportion to the account value in each on the effective date of the loan, unless you specify that transfers be made from specific subaccounts. An amount of account value equal to any due and unpaid loan interest which exceeds interest credited to the loan account will also be transferred to the loan account on each annual date. Such interest will be transferred from each subaccount and the guaranteed account in the same proportion that account value in each subaccount and the guaranteed account bears to the total unloaned account value.

The loan account will be credited with interest at an effective annual rate of not less than the annual loan interest rate, less 1.5% during the first ten policy years. Thus, the maximum net cost of a loan per year is 1.5% during the first ten policy years, and 0.25% thereafter (the net cost of a loan is the difference between the rate of interest charged on policy loans and the amount credited on the equivalent amount held in the loan account). We will determine the rate of interest to be credited to the loan account in our sole discretion, and the rate may change from time to time. The tax treatment of loans after the first ten policy years is uncertain. You should consult your tax adviser.

Loan Repayment; Effect if Not Repaid.
You may repay all or part of your policy debt at any time while the insured is living and your policy is in force. Loan repayments must be sent to the home office and will be credited as of the valuation period received. You may give us notice that a specific unscheduled premium made while a loan is outstanding is to be applied as a loan repayment. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.)
 We will apply any planned periodic premiums, and any unscheduled premiums without such notice, as premium payments. When a loan repayment is made, account value in the loan account in an amount equivalent to the repayment is transferred from the loan account to the subaccounts and the guaranteed account. Thus, a loan repayment will have no immediate effect on the account value, but other policy values, such as the cash surrender value, will be increased immediately by the amount of the loan repayment.
Amounts will be transferred to the subaccounts and the guaranteed account in accordance with your current net premium allocation instructions.

If the death benefit becomes payable while a loan is outstanding, your policy debt will be deducted in calculating your death benefit proceeds.

If on a monthly date your policy's cash value less any policy debt (the cash surrender value) is less than the amount of the monthly deduction due for the following policy month, your policy will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under your policy. The notice will specify the amount that must be repaid to prevent termination.

Effect of Policy Loan.
A loan, whether or not repaid, will have a permanent effect on your death benefit and policy values because the investment results of the subaccounts of the separate account and current interest rates credited on account value in the guaranteed account will apply only to the non-loaned portion of the account value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the guaranteed account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a policy to terminate. Please consult your tax adviser concerning the tax treatment of policy loans, and the adverse tax consequences if your policy lapses with loans outstanding. In addition, if your policy is a modified endowment contract, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Cash Surrender Value
You may surrender your policy at any time for its cash surrender value by submitting notice to the home office. We may require return of the policy. A surrender charge may apply. A surrender request will be processed as of the date your notice and all required documents are received. Payment will generally be made within seven calendar days. The cash surrender value may be taken in one lump sum or it may be applied to a payment option acceptable to you and to us. Your policy will terminate and cease to be in force if it is surrendered. It cannot later be reinstated. A surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. You should consult your tax adviser before requesting a surrender.

Partial Cash Surrenders.
You may make partial cash surrenders under your policy at any time subject to the conditions below. You must submit notice to the home office. Each partial cash surrender must be at least $500. The partial surrender amount may not exceed the cash surrender value. There is no fee or charge imposed on a partial cash surrender. As of the date we receive notice of a partial cash surrender request, the cash value will be reduced by the partial cash surrender amount.
Unless you request that a partial cash surrender be deducted from specified subaccounts, your partial cash surrender amount will be deducted from your account value in the subaccounts and in the guaranteed account pro-rata in proportion to the account value in each.

If death benefit Option A is in effect, we will reduce the specified amount by the partial cash surrender amount. We may reject a partial cash surrender request if the partial cash surrender would cause the policy to fail to qualify as a life insurance contract under applicable tax laws, as we interpret them.

Partial cash surrender requests will be processed as of the valuation period we receive notice, and generally will be paid within seven calendar days.

A partial cash surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also
trigger a 10% penalty tax.   You should consult your tax adviser
before requesting a partial cash surrender.

Maturity Benefit.
The maturity date is the insured's age 100. If your policy is still in force on the maturity date, the maturity benefit will be paid to you. The maturity benefit is equal to the cash surrender value on the maturity date. You can extend the maturity date by using the Maturity Extension Endorsement, which is described in the Supplemental and/or Rider Benefits section beginning on page 4126.

LAPSE AND REINSTATEMENT

Lapse.
Whether your policy lapses depends on whether its cash surrender value is sufficient to cover the monthly deduction when due. Failure to pay planned periodic premiums will not necessarily cause your policy to lapse. Conversely, paying all planned periodic premiums will not necessarily guarantee that your policy will not lapse (except when the minimum guaranteed period is in effect).

If your cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum guaranteed period is not in effect, your policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in cash surrender value, or the cash surrender value has decreased because you have not paid sufficient premium payments to offset the monthly deduction, or you have excessive policy debt.

We calculate cash values, surrender values and death benefit amounts for your policy in the same manner without regard to whether your policy is in a lapsed condition.

Any applicable surrender charges will be due in the event of a lapse.

Reinstatement.
Your policy may be reinstated within five years after lapse and before the maturity date, subject to compliance with certain conditions, including the payment of a necessary premium payment and submission of satisfactory evidence of insurability. See your policy for further information.

                 TAX CONSIDERATIONS

Introduction.
The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy.
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, your life insurance policy must satisfy certain requirements which are set forth in Internal Revenue Code Section 7702. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements. If it is subsequently determined that your policy does not satisfy the applicable requirements, we may take appropriate steps to bring your policy into compliance with such requirements and we reserve the right to modify your policy as necessary in order to do so.

Section 7702 provides that if one of two alternate tests is met, your policy will be treated as a life insurance policy for federal income tax purposes. These tests are referred to as the "cash value accumulation test" and the "guideline premium test".

Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age, sex, and premium class at any point in time, multiplied by the account value. A table of the Cash Value Accumulation Test factors can be found in the Statement of Additional Information.

The guideline premium test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value. A table of the Guideline Premium Test applicable percentages can also be found in the Statement of Additional Information.

Your policy allows you to choose, at the time of application, which of these tests we will apply to your policy. Your choice cannot be changed. Without regard to which test you choose, we will at all times attempt to assure that your policy meets the statutory definition which qualifies your policy as life insurance for federal income tax purposes.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of your policy, such as your flexibility to allocate premium payments and account value, have not been explicitly addressed in published rulings. While we believe that your policy does not give you investment control over variable account assets, we reserve the right to modify your policy as necessary to prevent you from being treated as the owner of the variable account assets supporting your policy.

In addition, the Code requires that the investments of the subaccounts be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.
We believe that the death benefit under your policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of you or your beneficiary. A competent tax adviser should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the account value until there is a distribution. When distributions from your policy occur, or when loans are taken out from or secured by your policy, the tax consequences depend on whether your policy is classified as a "Modified Endowment
Contract".

Modified Endowment Contracts.
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," (MEC) with less favorable tax treatment than other life insurance contracts. Due to the flexibility of your policy as to premiums and benefits, the individual circumstances of your policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under your policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if your policy had originally been issued at the reduced face amount. If there is a "material change" in your policy's benefits or other terms, it may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, you may have to limit premium payments or limit reductions in benefits. You should consult a tax advisor to determine whether a policy transaction will cause your policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts.
Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of your investment in your policy but only after all gain has been distributed.
(2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made on or after you have attained age 59 1/2, are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract could later become taxable as a distribution from a Modified Endowment Contract.

Multiple Policies.
All Modified Endowment Contracts that are issued by us (or our affiliates) to you during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding.
To the extent that policy distributions are taxable, they are generally subject to federal income tax withholding . Recipients can generally elect, however, not to have tax withheld from distributions.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.
Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in your policy and thereafter as taxable income. However, certain distributions which must be made in order to enable your policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax treatment of policy loans after the tenth policy year is uncertain and a tax adviser should be consulted.
Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy.
Your investment in your policy is generally your aggregate premiums. When a distribution is taken from your policy, your investment in your policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.
In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when your policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a competent tax adviser as to the tax consequences.

Accelerated Benefits Rider.
You should consult a competent tax adviser about the consequences of adding this rider to your policy or requesting payment under this rider.

Continuation of Policy Beyond Age 100.
The tax consequences of continuing your policy beyond the insured's 100th year are unclear. You should consult a competent tax adviser if you intend to keep your policy in force beyond the insured's 100th year.

Business Uses of the Policy.
Businesses can use the policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a competent tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance on split-dollar arrangements. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a competent tax adviser.

Split-Dollar Arrangements.

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act").
 The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.
There may also be an indirect tax upon the income in your policy or the proceeds of your policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

Other Tax Considerations.
The transfer of your policy or designation of a beneficiary may have federal, state and /or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, if you transfer your policy to, or designate as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below your generation assignment, it may have generation skipping transfer tax consequences under federal tax law. You and your beneficiary's individual situation will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes.
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of your policy could change by legislation or otherwise. Consult a competent tax adviser with respect to legislative developments and their effect on the policy.

Possible Charges for Union Central's Taxes
At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to your policy. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Carillon Investments, Inc. ("Distributor") for the distribution and sale of the policies. Distributor is affiliated with us. Distributor sells the policies through its sales representatives. Distributor also may enter into selling agreements with other broker-dealers who in turn may sell the policies through their sales representatives.

We pay commissions for the sale of the Policies.   The maximum
commissions payable are: 50% of premiums up to the target premium and 2% of premiums above that amount paid in the first policy year; 2% of premium paid in Policy years 2 through 11; and 2% of premium paid thereafter as a service fee. A "target premium" is an amount of premium based on the insured's age at issue, sex, rate class, specified amount, and supplemental and/or rider benefits. For each premium received following an increase in specified amount, a first-year commission on such premiums will be paid up to the target premium for the increase in the year in which the increase occurs; the commission will be calculated as described above, with each increase in specified amount beginning its own commission schedule. Substandard risks do not affect target premiums, and have no effect on commissions; riders, to the extent they affect target premiums, may result in additional compensation. Additional amounts may be paid and expenses may be reimbursed based on various factors. Other selling broker-dealers will share commissions and additional amounts received for sales of the Policies with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

Also, Distributor receives .25% from Templeton Foreign Securities Fund, Class 2, .25% from Seligman Communications and Information Portfolio (Class 2), and .19% from Seligman Small-Cap Value Portfolio (Class 2), in the form of 12b-1 fees. Class 12b-1 shares of these funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. In addition to 12b-1 fees, we receive from some of our participating investment advisers annual revenue sharing of between .05% and .25% of subaccount assets for providing various shareholder support services.

                  LEGAL PROCEEDINGS

No litigation is pending that would have a material effect upon the separate account.

              FINANCIAL STATEMENTS

Union Central's and the separate account's financial statements appear in the Statement of Additional Information, which is available upon request by calling us at 1-800-319-6902 or visiting our website at www.unioncentral.com.

            APPENDIX A - GLOSSARY OF TERMS


account value - The sum of the values in the variable account, the guaranteed account, and the loan account.

age - The insured's age on his or her nearest birthday.

annual date - The same day in each policy year as the policy date.

initial specified amount - The specified amount on the policy date.

issue date - The date from which the suicide and contestable periods start.

loan account - A part of the guaranteed account. When you take out a policy loan, we transfer some of your account value to this account to hold as collateral for the loans.

monthly date - The same day as the policy date for each succeeding month. It defaults to the actual last day of the month if the monthly date is a day that does not exist in that month. For example, if your monthly date is the 31st, it will be the 30th in April, June, September and November and the 28th or 29th in February.

net premium - A premium payment minus the applicable premium expense charge.

owner, you  - The person who owns a policy.

policy date - The date from which policy months, years and anniversaries are measured.

policy debt - The sum of all outstanding policy loans plus accrued interest.

policy month - Each one-month period beginning with a monthly date and ending the day before the next monthly date.

policy year - Each period of twelve months starting on the policy date and ending the day before the first annual date, or any following year starting on an annual date and ending the day before the next annual date.

portfolio - An investment company or its series, in which we invest premiums allocated to a subaccount of the separate account.

risk amount - On each monthly date, the death benefit under the policy less the account value (after deduction of the monthly deduction on that day, except for the cost of insurance charge).

specified amount - A dollar amount used to determine the death benefit under a policy. It is commonly referred to as "face amount".

Union Central, we, our, us - The Union Central Life Insurance
Company.

unscheduled premium - Any premium other than a planned periodic premium.

valuation date - Each day on which the New York Stock Exchange is open for business.

valuation period - The interval of time commencing at the close of business on one valuation date and ending at the close of business on the next succeeding valuation date.

               APPENDIX B--ILLUSTRATIONS

We prepared the following tables to illustrate hypothetically how certain values under a policy may change with investment performance over an extended period of time. The tables illustrate how account values, cash surrender values and death benefits under a policy covering an insured of a given age on the issue date, would vary over time if planned periodic premiums were paid annually and the return on the assets in each of the portfolios were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. These illustrations assume that net premiums are allocated equally among the subaccounts available under the policy, and that no amounts are allocated to the guaranteed account.
The illustrations reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after-tax return of the selected portfolios. The tables assume an average annual expense ratio of .711% of the average daily net assets of the portfolios available under the policies. This average annual expense ratio is based on a simple arithmetic average of the expense ratios of each of the portfolios for the last fiscal year, before waivers or reimbursements. For information on the portfolios' expenses, see the prospectuses for the portfolios.

In addition, the illustrations reflect the daily charge to the separate account for assuming mortality and expense risks, which is equal on an annual basis to 0.75% during the first ten policy years, and 0.25% thereafter. After deduction of gross portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.45%, 4.46%, and 10.38%, respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93%, respectively, thereafter.
The illustrations also reflect the deduction of the applicable premium expense charge, and the monthly deduction, including the monthly cost of insurance charge for the hypothetical insured. Union Central's current cost of insurance charges, and the higher guaranteed maximum cost of insurance charges that Union Central has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the separate account and assume no policy debt or charges for supplemental and/or rider benefits.

The illustrations are based on Union Central's sex distinct standard non-tobacco rates. By contacting us or your agent, and free of charge, owner(s) will be furnished with a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------

                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36            EXCEL CHOICE                        $300,000 BASE
STANDARD NONTOBACCO       $3,500 ANNUAL PREMIUM          DEATH BENEFIT OPTION A
VARIABLE INVESTMENT       USING CURRENT CHARGES          CASH VALUE ACCUM. TEST

             DEATH BENEFIT           ACCOUNT VALUE          CASH SURRENDER VALUE
         ---------------------   ---------------------     ----------------------
         Assuming Hypothetical   Assuming Hypothetical     Assuming Hypothetical
             Gross Annual            Gross Annual               Gross Annual
         Investment Return of    Investment Return of      Investment Return of
END     ----------------------   ---------------------    -----------------------
OF    12%      6%      0%        12%      6%      0%      12%       6%      0%
YEAR  Gross    Gross   Gross     Gross    Gross   Gross   Gross     Gross   Gross
----  -----    -----   -----     -----    -----   -----   -----     -----   -----
1          300,000 300,000 300,000      3,109   2,928   2,747      1,218   1,037    856
2          300,000 300,000 300,000      6,513   5,960   5,428      4,622   4,069  3,537
3          300,000 300,000 300,000     10,242   9,098   8,041      8,351   7,207  6,151
4          300,000 300,000 300,000     14,325  12,342  10,583     12,434  10,452  8,692
5          300,000 300,000 300,000     18,801  15,700  13,054     16,910  13,809 11,164
6          300,000 300,000 300,000     23,698  19,162  15,443     21,996  17,460 13,741
7          300,000 300,000 300,000     29,083  22,754  17,771     27,570  21,241 16,259
8          300,000 300,000 300,000     35,010  26,484  20,040     33,687  25,161 18,716
9          300,000 300,000 300,000     41,543  30,365  22,255     40,409  29,231 21,121
10         300,000 300,000 300,000     48,739  34,395  24,409     47,794  33,450 23,464
15         300,000 300,000 300,000     99,328  57,905  34,600     99,328  57,905 34,600
20         417,368 300,000 300,000    185,931  89,345  45,360    185,931  89,345 45,360
25         635,615 300,000 300,000    327,122 128,082  53,542    327,122 128,082 53,542
30         945,169 300,000 300,000    555,335 176,128  57,864    555,335 176,128 57,864
35       1,395,027 356,170 300,000    921,704 235,324  56,314    921,704 235,324 56,314
40       2,062,091 419,420 300,000  1,506,595 306,434  45,283  1,506,595 306,434 45,283
45       3,074,258 493,963 300,000  2,434,959 391,242  17,307  2,434,959 391,242 17,307
50       4,619,516 582,374       0  3,903,563 492,115       0  3,903,563 492,115      0
55       7,019,131 690,422       0  6,221,972 612,011       0  6,221,972 612,011      0
60      10,678,713 815,774       0  9,936,367 759,064       0  9,936,367 759,064      0
Age 100 15,024,271 934,849       0 14,733,433 916,752       0 14,733,433 916,752      0

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.45%, 4.46%, and 10.38% respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------

                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36            EXCEL CHOICE                        $300,000 BASE
STANDARD NONTOBACCO       $3,500 ANNUAL PREMIUM          DEATH BENEFIT OPTION A
VARIABLE INVESTMENT      USING GUARANTEED CHARGES        CASH VALUE ACCUM. TEST

             DEATH BENEFIT           ACCOUNT VALUE          CASH SURRENDER VALUE
         ---------------------   ---------------------     ----------------------
         Assuming Hypothetical   Assuming Hypothetical     Assuming Hypothetical
             Gross Annual            Gross Annual               Gross Annual
         Investment Return of    Investment Return of      Investment Return of
END     ----------------------   ---------------------    -----------------------
OF    12%      6%      0%        12%      6%      0%      12%       6%      0%
YEAR  Gross    Gross   Gross     Gross    Gross   Gross   Gross     Gross   Gross
----  -----    -----   -----     -----    -----   -----   -----     -----   -----
1         300,000 300,000 300,000      2,742   2,574   2,407        851     683    516
2         300,000 300,000 300,000      5,930   5,419   4,930      4,039   3,529  3,039
3         300,000 300,000 300,000      9,419   8,362   7,386      7,528   6,471  5,495
4         300,000 300,000 300,000     13,234  11,400   9,771     11,344   9,509  7,880
5         300,000 300,000 300,000     17,410  14,536  12,084     15,520  12,646 10,193
6         300,000 300,000 300,000     21,977  17,769  14,317     20,276  16,067 12,616
7         300,000 300,000 300,000     26,979  21,102  16,473     25,466  19,589 14,961
8         300,000 300,000 300,000     32,454  24,534  18,545     31,130  23,211 17,222
9         300,000 300,000 300,000     38,456  28,071  20,535     37,322  26,937 19,401
10        300,000 300,000 300,000     45,034  31,709  22,433     44,088  30,763 21,488
15        300,000 300,000 300,000     91,563  53,074  31,456     91,563  53,074 31,456
20        377,292 300,000 300,000    168,078  77,892  37,259    168,078  77,892 37,259
25        560,882 300,000 300,000    288,661 105,841  37,756    288,661 105,841 37,756
30        807,203 300,000 300,000    474,273 136,455  29,170    474,273 136,455 29,170
35      1,140,978 300,000 300,000    753,852 169,122   3,564    753,852 169,122  3,564
40      1,594,019 300,000       -  1,164,614 203,878       -  1,164,614 203,878      -
45      2,214,706 308,523       -  1,754,153 244,365       -  1,754,153 244,365      -
50      3,064,962 341,979       -  2,589,941 288,977       -  2,589,941 288,977      -
55      4,241,635 376,653       -  3,759,915 333,876       -  3,759,915 333,876      -
60      5,880,312 413,413       -  5,471,534 384,674       -  5,471,534 384,674      -
Age 100 7,643,515 444,231       -  7,495,553 435,632       -  7,495,553 435,632      -

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.45%, 4.46%, and 10.38% respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------

                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36            EXCEL CHOICE                        $300,000 BASE
STANDARD NONTOBACCO       $3,500 ANNUAL PREMIUM          DEATH BENEFIT OPTION B
VARIABLE INVESTMENT       USING CURRENT CHARGES          CASH VALUE ACCUM. TEST

             DEATH BENEFIT           ACCOUNT VALUE          CASH SURRENDER VALUE
         ---------------------   ---------------------     ----------------------
         Assuming Hypothetical   Assuming Hypothetical     Assuming Hypothetical
             Gross Annual            Gross Annual               Gross Annual
         Investment Return of    Investment Return of      Investment Return of
END     ----------------------   ---------------------    -----------------------
OF    12%      6%      0%        12%      6%      0%      12%       6%      0%
YEAR  Gross    Gross   Gross     Gross    Gross   Gross   Gross     Gross   Gross
----  -----    -----   -----     -----    -----   -----   -----     -----   -----
1          303,103 302,922 302,742      3,103   2,922   2,742     1,212    1,032    851
2          306,494 305,942 305,412      6,494   5,942   5,412     4,604    4,052  3,522
3          310,201 309,062 308,010     10,201   9,062   8,010     8,310    7,171  6,119
4          314,249 312,278 310,529     14,249  12,278  10,529     12,358  10,387  8,638
5          318,675 315,598 312,972     18,675  15,598  12,972     16,784  13,707 11,081
6          323,501 319,008 315,324     23,501  19,008  15,324     21,799  17,306 13,622
7          328,792 322,535 317,608     28,792  22,535  17,608     27,279  21,023 16,095
8          334,596 326,186 319,826     34,596  26,186  19,826     33,272  24,862 18,502
9          340,972 329,970 321,983     40,972  29,970  21,983     39,838  28,835 20,848
10         347,969 333,883 324,070     47,969  33,883  24,070     47,024  32,937 23,125
15         396,352 356,294 333,724     96,352  56,294  33,724     96,352  56,294 33,724
20         479,025 386,066 343,925    179,025  86,066  43,925    179,025  86,066 43,925
25         614,383 420,975 350,979    314,383 120,975  50,979    314,383 120,975 50,979
30         909,734 460,349 353,214    534,515 160,349  53,214    534,515 160,349 53,214
35       1,343,989 502,379 348,205    887,983 202,379  48,205    887,983 202,379 48,205
40       1,987,759 543,187 332,279  1,452,287 243,187  32,279  1,452,287 243,187 32,279
45       2,964,446 575,124       0  2,347,983 275,124       0  2,347,983 275,124      0
50       4,455,439 585,096       0  3,764,916 285,096       0  3,764,916 285,096      0
55       6,770,704 551,984       0  6,001,758 251,984       0  6,001,758 251,984      0
60      10,301,601 448,343       0  9,585,471 148,343       0  9,585,471 148,343      0
Age 100 14,507,650       0       0 14,207,650       0       0 14,207,650       0      0

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.45%, 4.46%, and 10.38% respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------

                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36            EXCEL CHOICE                        $300,000 BASE
STANDARD NONTOBACCO       $3,500 ANNUAL PREMIUM          DEATH BENEFIT OPTION B
VARIABLE INVESTMENT      USING GUARANTEED CHARGES        CASH VALUE ACCUM. TEST

             DEATH BENEFIT           ACCOUNT VALUE          CASH SURRENDER VALUE
         ---------------------   ---------------------     ----------------------
         Assuming Hypothetical   Assuming Hypothetical     Assuming Hypothetical
             Gross Annual            Gross Annual               Gross Annual
         Investment Return of    Investment Return of      Investment Return of
END     ----------------------   ---------------------    -----------------------
OF    12%      6%      0%        12%      6%      0%      12%       6%      0%
YEAR  Gross    Gross   Gross     Gross    Gross   Gross   Gross     Gross   Gross
----  -----    -----   -----     -----    -----   -----   -----     -----   -----
1         302,736 302,569 302,402      2,736   2,569   2,402        846     678    511
2         305,912 305,403 304,915      5,912   5,403   4,915      4,021   3,512  3,024
3         309,379 308,327 307,356      9,379   8,327   7,356      7,488   6,436  5,465
4         313,162 311,338 309,720     13,162  11,338   9,720     11,271   9,448  7,829
5         317,290 314,438 312,005     17,290  14,438  12,005     15,399  12,547 10,114
6         321,789 317,621 314,203     21,789  17,621  14,203     20,087  15,919 12,501
7         326,698 320,891 316,316     26,698  20,891  16,316     25,185  19,378 14,803
8         332,050 324,242 318,336     32,050  24,242  18,336     30,726  22,919 17,012
9         337,891 327,679 320,264     37,891  27,679  20,264     36,756  26,544 19,130
10        344,259 331,192 322,090     44,259  31,192  22,090     43,313  30,246 21,145
15        388,424 351,370 330,527     88,424  51,370  30,527     88,424  51,370 30,527
20        458,208 373,259 335,207    158,208  73,259  35,207    158,208  73,259 35,207
25        567,635 394,377 333,745    267,635  94,377  33,745    267,635  94,377 33,745
30        745,949 409,786 322,286    438,283 109,786  22,286    438,283 109,786 22,286
35      1,056,724 409,826       0    698,185 109,826       0    698,185 109,826      0
40      1,478,417 376,206       0  1,080,153  76,206       0  1,080,153  76,206      0
45      2,055,976       0       0  1,628,431       0       0  1,628,431       0      0
50      2,847,021       0       0  2,405,778       0       0  2,405,778       0      0
55      3,941,645       0       0  3,493,994       0       0  3,493,994       0      0
60      5,465,969       0       0  5,085,994       0       0  5,085,994       0      0
Age 100 6,953,069       0       0  6,653,069       0       0  6,653,069       0      0

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.45%, 4.46%, and 10.38% respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------

                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36            EXCEL CHOICE                        $300,000 BASE
STANDARD NONTOBACCO       $3,500 ANNUAL PREMIUM          DEATH BENEFIT OPTION A
VARIABLE INVESTMENT       USING CURRENT CHARGES          GUIDELINE PREMIUM TEST

             DEATH BENEFIT           ACCOUNT VALUE          CASH SURRENDER VALUE
         ---------------------   ---------------------     ----------------------
         Assuming Hypothetical   Assuming Hypothetical     Assuming Hypothetical
             Gross Annual            Gross Annual               Gross Annual
         Investment Return of    Investment Return of      Investment Return of
END     ----------------------   ---------------------    -----------------------
OF    12%      6%      0%        12%      6%      0%      12%       6%      0%
YEAR  Gross    Gross   Gross     Gross    Gross   Gross   Gross     Gross   Gross
----  -----    -----   -----     -----    -----   -----   -----     -----   -----
1          300,000   300,000 300,000      3,109     2,928   2,747      1,218     1,037    856
2          300,000   300,000 300,000      6,513     5,960   5,428      4,622     4,069  3,537
3          300,000   300,000 300,000     10,242     9,098   8,041      8,351     7,207  6,151
4          300,000   300,000 300,000     14,325    12,342  10,583     12,434    10,452  8,692
5          300,000   300,000 300,000     18,801    15,700  13,054     16,910    13,809 11,164
6          300,000   300,000 300,000     23,698    19,162  15,443     21,996    17,460 13,741
7          300,000   300,000 300,000     29,083    22,754  17,771     27,570    21,241 16,259
8          300,000   300,000 300,000     35,010    26,484  20,040     33,687    25,161 18,716
9          300,000   300,000 300,000     41,543    30,365  22,255     40,409    29,231 21,121
10         300,000   300,000 300,000     48,739    34,395  24,409     47,794    33,450 23,464
15         300,000   300,000 300,000     99,328    57,905  34,600     99,328    57,905 34,600
20         300,000   300,000 300,000    186,641    89,345  45,360    186,641    89,345 45,360
25         433,387   300,000 300,000    333,375   128,082  53,542    333,375   128,082 53,542
30         693,072   300,000 300,000    577,560   176,128  57,864    577,560   176,128 57,864
35       1,130,075   300,000 300,000    982,674   237,284  56,314    982,674   237,284 56,314
40       1,742,372   334,350 300,000  1,659,402   318,429  45,283  1,659,402   318,429 45,283
45       2,928,445   443,250 300,000  2,788,995   422,143  17,307  2,788,995   422,143 17,307
50       4,884,829   578,657       0  4,652,219   551,102       0  4,652,219   551,102      0
55       8,080,835   744,628       0  7,696,034   709,169       0  7,696,034   709,169      0
60      12,831,514   915,327       0 12,831,514   915,327       0 12,831,514   915,327      0
Age 100 19,446,467 1,126,937       0 19,446,467 1,126,937       0 19,446,467 1,126,937      0

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.45%, 4.46%, and 10.38% respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------

                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36            EXCEL CHOICE                        $300,000 BASE
STANDARD NONTOBACCO       $3,500 ANNUAL PREMIUM          DEATH BENEFIT OPTION A
VARIABLE INVESTMENT      USING GUARANTEED CHARGES        GUIDELINE PREMIUM TEST

             DEATH BENEFIT           ACCOUNT VALUE          CASH SURRENDER VALUE
         ---------------------   ---------------------     ----------------------
         Assuming Hypothetical   Assuming Hypothetical     Assuming Hypothetical
             Gross Annual            Gross Annual               Gross Annual
         Investment Return of    Investment Return of      Investment Return of
END     ----------------------   ---------------------    -----------------------
OF    12%      6%      0%        12%      6%      0%      12%       6%      0%
YEAR  Gross    Gross   Gross     Gross    Gross   Gross   Gross     Gross   Gross
----  -----    -----   -----     -----    -----   -----   -----     -----   -----
1          300,000 300,000 300,000      2,742   2,574  2,407        851     683    516
2          300,000 300,000 300,000      5,930   5,419  4,930      4,039   3,529  3,039
3          300,000 300,000 300,000      9,419   8,362  7,386      7,528   6,471  5,495
4          300,000 300,000 300,000     13,234  11,400  9,771     11,344   9,509  7,880
5          300,000 300,000 300,000     17,410  14,536 12,084     15,520  12,646 10,193
6          300,000 300,000 300,000     21,977  17,769 14,317     20,276  16,067 12,616
7          300,000 300,000 300,000     26,979  21,102 16,473     25,466  19,589 14,961
8          300,000 300,000 300,000     32,454  24,534 18,545     31,130  23,211 17,222
9          300,000 300,000 300,000     38,456  28,071 20,535     37,322  26,937 19,401
10         300,000 300,000 300,000     45,034  31,709 22,433     44,088  30,763 21,488
15         300,000 300,000 300,000     91,563  53,074 31,456     91,563  53,074 31,456
20         300,000 300,000 300,000    168,846  77,892 37,259    168,846  77,892 37,259
25         389,273 300,000 300,000    299,441 105,841 37,756    299,441 105,841 37,756
30         617,828 300,000 300,000    514,857 136,455 29,170    514,857 136,455 29,170
35         996,190 300,000 300,000    866,252 169,122  3,564    866,252 169,122  3,564
40       1,520,250 300,000       0  1,447,857 203,878      0  1,447,857 203,878      0
45       2,528,298 300,000       0  2,407,903 244,868      0  2,407,903 244,868      0
50       4,140,271 326,830       0  3,943,115 311,267      0  3,943,115 311,267      0
55       6,643,904 415,914       0  6,327,527 396,108      0  6,327,527 396,108      0
60      10,388,310 511,274       0 10,388,310 511,274      0 10,388,310 511,274      0
Age 100 15,746,624 635,722       0 15,746,624 635,722      0 15,746,624 635,722      0

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.45%, 4.46%, and 10.38% respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------

                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36            EXCEL CHOICE                        $300,000 BASE
STANDARD NONTOBACCO       $3,500 ANNUAL PREMIUM          DEATH BENEFIT OPTION B
VARIABLE INVESTMENT       USING CURRENT CHARGES          GUIDELINE PREMIUM TEST

             DEATH BENEFIT           ACCOUNT VALUE          CASH SURRENDER VALUE
         ---------------------   ---------------------     ----------------------
         Assuming Hypothetical   Assuming Hypothetical     Assuming Hypothetical
             Gross Annual            Gross Annual               Gross Annual
         Investment Return of    Investment Return of      Investment Return of
END     ----------------------   ---------------------    -----------------------
OF    12%      6%      0%        12%      6%      0%      12%       6%      0%
YEAR  Gross    Gross   Gross     Gross    Gross   Gross   Gross     Gross   Gross
----  -----    -----   -----     -----    -----   -----   -----     -----   -----
1          303,103 302,922 302,742      3,103   2,922   2,742      1,212   1,032    851
2          306,494 305,942 305,412      6,494   5,942   5,412      4,604   4,052  3,522
3          310,201 309,062 308,010     10,201   9,062   8,010      8,310   7,171  6,119
4          314,249 312,278 310,529     14,249  12,278  10,529     12,358  10,387  8,638
5          318,675 315,598 312,972     18,675  15,598  12,972     16,784  13,707 11,081
6          323,501 319,008 315,324     23,501  19,008  15,324     21,799  17,306 13,622
7          328,792 322,535 317,608     28,792  22,535  17,608     27,279  21,023 16,095
8          334,596 326,186 319,826     34,596  26,186  19,826     33,272  24,862 18,502
9          340,972 329,970 321,983     40,972  29,970  21,983     39,838  28,835 20,848
10         347,969 333,883 324,070     47,969  33,883  24,070     47,024  32,937 23,125
15         396,352 356,294 333,724     96,352  56,294  33,724     96,352  56,294 33,724
20         479,025 386,066 343,925    179,025  86,066  43,925    179,025  86,066 43,925
25         614,383 420,975 350,979    314,383 120,975  50,979    314,383 120,975 50,979
30         835,858 460,349 353,214    535,858 160,349  53,214    535,858 160,349 53,214
35       1,198,551 502,379 348,205    898,551 202,379  48,205    898,551 202,379 48,205
40       1,793,300 543,187 332,279  1,493,300 243,187  32,279  1,493,300 243,187 32,279
45       2,769,924 575,124       0  2,469,924 275,124       0  2,469,924 275,124      0
50       4,376,884 585,096       0  4,076,884 285,096       0  4,076,884 285,096      0
55       7,062,932 551,984       0  6,726,602 251,984       0  6,726,602 251,984      0
60      11,420,316 448,343       0 11,120,316 148,343       0 11,120,316 148,343      0
Age 100 16,962,710       0       0 16,662,710       0       0 16,662,710       0      0


Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.45%, 4.46%, and 10.38% respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------

                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36            EXCEL CHOICE                        $300,000 BASE
STANDARD NONTOBACCO       $3,500 ANNUAL PREMIUM          DEATH BENEFIT OPTION B
VARIABLE INVESTMENT      USING GUARANTEED CHARGES        GUIDELINE PREMIUM TEST

             DEATH BENEFIT           ACCOUNT VALUE          CASH SURRENDER VALUE
         ---------------------   ---------------------     ----------------------
         Assuming Hypothetical   Assuming Hypothetical     Assuming Hypothetical
             Gross Annual            Gross Annual               Gross Annual
         Investment Return of    Investment Return of      Investment Return of
END     ----------------------   ---------------------    -----------------------
OF    12%      6%      0%        12%      6%      0%      12%       6%      0%
YEAR  Gross    Gross   Gross     Gross    Gross   Gross   Gross     Gross   Gross
----  -----    -----   -----     -----    -----   -----   -----     -----   -----
1         302,736 302,569 302,402      2,736   2,569   2,402        846     678    511
2         305,912 305,403 304,915      5,912   5,403   4,915      4,021   3,512  3,024
3         309,379 308,327 307,356      9,379   8,327   7,356      7,488   6,436  5,465
4         313,162 311,338 309,720     13,162  11,338   9,720     11,271   9,448  7,829
5         317,290 314,438 312,005     17,290  14,438  12,005     15,399  12,547 10,114
6         321,789 317,621 314,203     21,789  17,621  14,203     20,087  15,919 12,501
7         326,698 320,891 316,316     26,698  20,891  16,316     25,185  19,378 14,803
8         332,050 324,242 318,336     32,050  24,242  18,336     30,726  22,919 17,012
9         337,891 327,679 320,264     37,891  27,679  20,264     36,756  26,544 19,130
10        344,259 331,192 322,090     44,259  31,192  22,090     43,313  30,246 21,145
15        388,424 351,370 330,527     88,424  51,370  30,527     88,424  51,370 30,527
20        458,208 373,259 335,207    158,208  73,259  35,207    158,208  73,259 35,207
25        567,635 394,377 333,745    267,635  94,377  33,745    267,635  94,377 33,745
30        738,300 409,786 322,286    438,300 109,786  22,286    438,300 109,786 22,286
35      1,002,612 409,826       0    702,612 109,826       0    702,612 109,826      0
40      1,408,545 376,206       0  1,108,545  76,206       0  1,108,545  76,206      0
45      2,028,447       0       0  1,728,447       0       0  1,728,447       0      0
50      2,975,601       0       0  2,675,601       0       0  2,675,601       0      0
55      4,423,740       0       0  4,123,740       0       0  4,123,740       0      0
60      6,664,043       0       0  6,364,043       0       0  6,364,043       0      0
Age 100 8,924,797       0       0  8,624,797       0       0  8,624,797       0      0


Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.45%, 4.46%, and 10.38% respectively, during the first ten policy years, and -.96%, 4.99%, and 10.93% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               APPENDIX C--DISCLAIMERS
        (Morgan Stanley, Nasdaq, Russell, S&P)

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MCSI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


The Product(s) described in this Prospectus is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Union Central Life Insurance Company (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R).
The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Russell 2000 Index ("Index") is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

"Standard & Poor's(R)", "S&P(R), "S&P 500(R)", "Standard & Poor's 500(R)", "500," "S&P MidCap 400 Index," and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's. See further discussion in the Summit Mutual Funds prospectus.

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

The Statement of Additional Information (SAI) includes additional information about Carillon Life Account and is dated the same date of this Prospectus. A table of contents for the Statement of Additional Information immediately follows the prospectus table of contents. You can request a free copy of the SAI and personalized illustrations of death benefits, cash surrender values, and cash values, or contact us with any questions you may have about your policy, at 1-800-319-6902. Information about your policy is also available at www.unioncentral.com.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SAI can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the hours and location of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. Information and reports are also available on the SEC's website at http://www.sec.gov. Copies of information you see on the SEC website can also be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C., 20549-0102.




Investment Company Act File Number: 811-09076